As filed electronically with the Securities and Exchange Commission on April 30, 2012
File Nos.  33-73832
811-08268
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Post-Effective Amendment No. 45

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 50

FIRSTHAND FUNDS
(Exact name of Registrant as Specified in Charter)

150 Almaden Blvd., Suite 1250, San Jose, California 95113
(Address of Principal Executive Offices)

(408) 886-7096
Registrant’s Telephone Number, including Area Code

Kevin M. Landis
Firsthand Capital Management, Incorporated
150 Almaden Blvd., Suite 1250
San Jose, CA  95113
(Name and Address of Agent for Service)

Copies of all communications to:
Kelvin K. Leung, Esq.
Firsthand Capital Management, Incorporated
150 Almaden Blvd., Suite 1250
San Jose, CA  95113

David A. Hearth, Esq.
Paul Hastings LLP
55 Second Street, 24th Floor, San Francisco, California 94105

It is proposed that this filing will become effective (check appropriate box):

[x]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on _______________ pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on _______________ pursuant to paragraph (a)(2) of Rule 485

Fund Summaries
Firsthand Technology Opportunities Fund	3
Firsthand Alternative Energy Fund	7
Purchase and Sale of Fund Shares	11
Tax Information	12
Payments to Broker-Dealers and Other Financial Intermediaries	12

Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	12

Fund Management
The Manager	15
Operation of the Funds	15

Your Account
Pricing of Fund Shares	16
Doing Business With Firsthand	18
How to Purchase Shares	18
Exchanging and Selling Shares	21
Shareholder Services	24
Account Policies	25
Distributions and Taxes	27
Distribution Arrangements	29

Financial Highlights	29
Firsthand Technology Opportunities Fund	29
Firsthand Alternative Energy Fund	30

2	Prospectus

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND (TEFQX)

■    INVESTMENT OBJECTIVE—Firsthand Technology Opportunities Fund seeks long-term growth of capital.

■    FEES AND EXPENSES—The table below describes the fees and expenses that you may pay if you buy and hold shares of Firsthand Technology Opportunities Fund.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.40%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.85%

EXAMPLE— This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Firsthand Technology Opportunities Fund	$188	$582	$1,001	$2,169

PORTFOLIO TURNOVER—The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.  A higher turnover rate will result in higher transactional costs like brokerage commissions.  In addition, it could result in a higher tax burden for the Fund.

■    PRINCIPAL INVESTMENT STRATEGIES—Under normal circumstances, we invest at least 80% of the Fund’s assets in high-technology companies. We consider a high-technology company to be one that employs a relatively high degree of engineering and/or scientific intensity to deliver its products or services. We invest the Fund’s assets primarily in equity securities of high-technology companies in the industries and markets that we believe hold the most growth potential within the technology sector. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. There is also no percentage limit on the Fund’s ability to invest in foreign securities. Due to the Fund’s focus on emerging opportunities within the technology sector, its investments tend to include younger companies with market capitalizations in the small- or mid-cap categories.

www.firsthandfunds.com	3

Our analysis of a potential investment focuses on valuing a company and purchasing securities of that company if we believe its intrinsic value exceeds its current market price. Conversely, we sell securities of a company when its market price exceeds its intrinsic value or when alternative investments present better potential for capital appreciation. When assessing a company’s intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

■    PRINCIPAL INVESTMENT RISKS—The Fund is subject to the following principal risks.

GENERAL SECURITIES MARKET RISK—Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant equity holdings in high-technology industries.

TECHNOLOGY INVESTMENT RISK—The Fund concentrates its investments in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing.  Therefore, products or services that may initially look promising may subsequently fail or become obsolete.  In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

NON-DIVERSIFICATION RISK—A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

SMALL-CAP COMPANIES RISK—The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

4	Prospectus

FOREIGN SECURITIES RISK—The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets.  Investments in foreign securities involve greater risks compared to domestic investments.  Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than about U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders.  Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  The Fund is permitted to hedge that currency risk but it normally does not intend to do so.  Although the Fund generally will invest only in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities still may be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

EMERGING MARKETS RISK—The Fund may also invest a substantial portion of its assets in foreign securities of issuers in countries with emerging securities markets. Investments in such emerging securities markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

CASH STRATEGY RISK—The Fund may, from time to time, invest a substantial portion of its assets in cash or cash equivalents. If the stock market were to appreciate substantially during the time when the Fund is holding a substantial portion of its assets in cash, the Fund may underperform the market.

■    PERFORMANCE—The following bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year over a period of 10 years. The performance table shows how the average annual total returns of the Fund for 1, 5, and 10 years compare to those of a broad-based market index (the Standard & Poor’s 500 Index) and a technology sector-heavy index (the NASDAQ Composite Index). Though not explicitly a technology sector index, the NASDAQ Composite Index was selected for comparison because it is widely recognized as a technology sector benchmark, given the concentration of technology companies in the index.  The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future.

www.firsthandfunds.com	5

Best Quarter:	4th Quarter, 2002	32.48%
Worst Quarter:	3rd Quarter, 2002	-30.53%

	1 Year	5 Years	10 Years
Returns before taxes	-10.74%	5.92%	4.95%
Returns after taxes on distributions	-10.74%	5.92%	4.95%
Returns after taxes on distributions and sale of Fund shares	-6.98%	5.12%	4.33%
Standard & Poor’s 500 Index (does not reflect deduction of fees, expenses or taxes)	2.09%	-0.25%	2.92%
NASDAQ Composite Index (does not reflect deduction of fees, expenses or taxes)	-0.79%	2.50%	3.74%

■	ADVISER—Firsthand Capital Management, Inc. (prior to January 1, 2012, called “SiVest Group, Inc.”).

■
PORTFOLIO MANAGER—Kevin Landis, President, Chief Executive Officer and Chief Investment Officer of the Adviser and a Trustee of the Trust, has been the portfolio manager of the Fund since its inception in 1999. Mr. Landis is also Portfolio Manager of Firsthand Technology Value Fund, Inc., a closed-end fund, since April 2011. He is also Porfolio Manager of Firsthand Technology Leaders Fund and Firsthand Alternative Energy Fund since their inceptions.

■    PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES—For important information about purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please refer to the sections “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” found on pages 11 and 12 of this prospectus.

6	Prospectus

FIRSTHAND ALTERNATIVE ENERGY FUND (ALTEX)

■    INVESTMENT OBJECTIVE— Firsthand Alternative Energy Fund seeks long-term growth of capital.

■    FEES AND EXPENSES—The table below describes the fees and expenses that you may pay if you buy and hold shares of Firsthand Alternative Energy Fund.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.53%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.98%

EXAMPLE—This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Firsthand Alternative Energy Fund	$201	$621	$1,068	$2,306

PORTFOLIO TURNOVER—The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

■    PRINCIPAL INVESTMENT STRATEGIES— Under normal circumstances, we invest at least 80% of the Fund’s assets in alternative energy and alternative energy technology companies, both U.S. and international. Alternative energy currently includes energy generated through solar, hydrogen, wind, geothermal, hydroelectric, tidal, biofuel, and biomass. Alternative energy technologies currently include, but are not limited to, technologies that enable energies to be tapped, stored, or transported, such as fuel cells; services or technologies that conserve or enable more efficient utilization of energy; and technologies that help minimize harmful emissions from existing energy sources, such as helping reduce carbon emissions.  Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of any capitalization, including, but not limited to, large-cap, mid-cap or small-cap stocks.  There is also no percentage limit on the Fund’s ability to invest in foreign and emerging markets securities. The Fund’s international stock investments

www.firsthandfunds.com	7

may include stocks of companies based in or doing substantial business in both developed markets and emerging markets.  The Fund may also engage in short sales.  The Fund may also from time to time, as part of its principal investment strategies, invest a substantial portion of its assets in cash or cash equivalents.

Our analysis of a potential investment focuses on valuing a company and purchasing securities of that company if we believe its intrinsic value exceeds its current market price. Conversely, we sell securities of a company when its market price exceeds its intrinsic value or when alternative investments present better potential for capital appreciation. When assessing a company’s intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

Under normal circumstances, the long portion of the portfolio will represent at least 80% of the Fund’s net assets and be invested in long positions in common stocks that the Investment Adviser expects to have positive returns. The short portion of the portfolio will be invested in short positions that the Investment Advisor expects to have negative returns. A short sale involves selling a security that the Fund does not own. The Fund will sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Therefore short sales of securities may result in gains if a security’s price declines subsequent to the short sale, but may result in losses if a security’s price rises from the time when the Fund previously sold the security short. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund intends to utilize short sales of securities to reduce the Fund’s exposure to general equity market risk. It may use short sales for securities it expects to decline in value or in order to hedge against a decline in the value of other portfolio holdings.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in alternative energy and clean technology industries. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

■    PRINCIPAL INVESTMENT RISKS—The Fund is subject to the following principal risks.

GENERAL SECURITIES MARKET RISK—Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money.  Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control.  We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant equity holdings in alternative energy and clean technology industries.

8	Prospectus

ALTERNATIVE ENERGY INDUSTRIES CONCENTRATION RISK—The alternative energy and clean technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions.  Further, these industries can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies.  They can also be significantly affected by fluctuations in energy prices and the change in alternative energy needs, energy conservation efforts, the success of exploration projects, tax incentives, subsidies and other government regulations, as well as world events and economic conditions.

NON-DIVERSIFICATION RISK—A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments.  You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

SHORT SALE RISK—Short sales of securities may result in losses if a security’s price rises from the time when the Fund previously sold the security short. Also, since the loss on a short sale arises from increases in the value of the security sold short, the extent of such a loss, like the price of the security sold short, is theoretically unlimited.

SMALL-CAP COMPANIES RISK—The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of smaller sales over an extended period of time.

FOREIGN SECURITIES RISK—The Fund may invest a substantial portion of its assets in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than about U.S. companies; foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to the Fund’s shareholders; foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  The Fund is permitted to hedge that currency risk, but it normally does not intend to do so.  Although the Fund generally will invest only in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities still may be subject to the risk

www.firsthandfunds.com	9

of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

EMERGING MARKETS RISK—The Fund may also invest a substantial portion of its assets in foreign securities of issuers in countries with emerging securities markets. Investments in such emerging securities markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

CASH STRATEGY RISK—The Fund may, from time to time, invest a substantial portion of its assets in cash or cash equivalents. If the stock market were to appreciate substantially during the time when the Fund is holding a substantial portion of its assets in cash, the Fund may underperform the market.

■    PERFORMANCE—The following bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year over a period of 3 years. The performance table shows how the average annual total returns of the Fund for 1 year and the life of the Fund compare to those of a broad-based market index (the Standard & Poor’s 500 Index), as well as a technology sector-heavy index (the NASDAQ Composite Index) and an alternative energy sector-focused index (the WilderHill Clean Energy Index). Though not explicitly a technology sector index, the NASDAQ Composite Index was selected for comparison because it is widely recognized as a technology sector benchmark, given the concentration of technology companies in the index. The WilderHill Clean Energy Index was selected for comparison because it is an index of companies involved in clean energy (e.g., solar, wind, geothermal) and energy conservation.  The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future.

Best Quarter:	2nd Quarter, 2009	27.82%
Worst Quarter:	3rd Quarter, 2011	-37.36%

10	Prospectus

	1 Year	Life of Fund (inception date October 29, 2007)
Returns before taxes	-39.89%	-17.98%
Returns after taxes on distributions	-39.89%	-17.98%
Returns after taxes on distributions and sale of Fund shares	-25.93%	-14.45%
Standard & Poor’s 500 Index (does not reflect deduction of fees, expenses or taxes)	2.09%	-2.61%
NASDAQ Composite Index (does not reflect deduction of fees, expenses or taxes)	-0.79%	-0.87%
WilderHill Clean Energy Index (does not reflect deduction of fees, expenses or taxes)	-50.48%	-31.94%

■    ADVISER—Firsthand Capital Management, Inc. (prior to January 1, 2012, called “SiVest Group, Inc.”).

■    PORTFOLIO MANAGER—Kevin Landis, President, Chief Executive Officer and Chief Investment Officer of the Adviser and a Trustee of the Trust, has been the portfolio manager of the Fund since its inception in 2007. Mr. Landis is also Portfolio Manager of Firsthand Technology Value Fund, Inc., a closed-end fund, since April 2011. He is also Porfolio Manager of Firsthand Technology Opportunities Fund and Firsthand Technology Leaders Fund since their inceptions.

■    PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES—For important information about purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please refer to the sections “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” found on pages 11 and 12 of this prospectus.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of a Fund each day the New York Stock Exchange is open through your broker or:

By Mail	Firsthand Funds, P.O. Box 9836, Providence, RI 02940-8036
By Telephone	Call 1.888.884.2675
Online	www.firsthandfunds.com
By Electronic Funds Transfer	Call 1.888.884.2675 for information
By Wire	Call 1.888.884.2675 for information

www.firsthandfunds.com	11

■	ACCOUNT MINIMUMS*

Type of Account	Initial Investment	Additional Investment
Regular Accounts**	$2,000	$50
IRAs	$2,000	$50
CESAs	$500	$50

*
Lower minimums may be available through brokerage firms and other financial intermediaries. Financial intermediaries with omnibus accounts with the Fund may, with the Fund’s written consent, offer lower initial minimum investment amounts to clients.

**
Shareholders who sign up for an automatic investment plan with Firsthand Alternative Energy Fund and agree to make monthly automatic investments in an amount equal to at least $50 may establish a regular account with the Fund with a $500 initial investment.

TAX INFORMATION

Distributions of a Fund’s ordinary income and capital gains, if any, generally will be taxable as ordinary income or capital gains unless you are investing through a tax-advantaged account such as an Individual Retirement Account or IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

The investment objectives and principal investment strategies of the Funds are discussed in each of the preceding Fund Summaries. The following information describes additional risks of the Funds and the disclosure of portfolio holdings information.

■    GENERAL MARKET CONDITIONS/EQUITY SECURITIES—The stock and bond markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or become even worse. Because the situation is unprecedented and widespread, it may not be possible to identify all significant risks and opportunities using past investment strategies or models, or to predict the duration of these events.

12	Prospectus

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in a Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.

Some securities are not traded actively and may be difficult to sell. Although profits in some of a Fund’s holdings may be realized quickly, it is not expected that most of a Fund’s investments will appreciate rapidly.

In addition to the principal investment strategies set forth above for each Fund, each Fund may invest in the following non-principal investment strategies, which include investing in rated or unrated privately placed convertible debt that can be converted into equity securities anytime.

■    ILLIQUID SECURITIES—Each Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Any increase in the percentage of a Fund’s net assets in illiquid securities due to changes in portfolio securities values or a decrease in net assets will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

■    PORTFOLIO TURNOVER RISK—The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by a Fund and its shareholders. It also may result in higher short-term capital gain to a Fund that is taxable to shareholders as ordinary income when distributed.  See “Financial Highlights” for each Fund’s historical portfolio turnover rates.

■    EMERGING MARKETS RISK—The Funds may invest in foreign securities of issuers in countries with emerging securities markets.  Investments in such emerging securities markets present greater risks than investing in foreign issuers in general.  The risk of political or social upheaval is greater in emerging securities markets.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.  Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

■    INITIAL PUBLIC OFFERINGS (“IPOS”)—Each Fund may purchase shares in IPOs, which can be risky. Because the price of IPO shares may be volatile, a Fund may hold IPO shares for a very short time. This may increase the turnover rate of a Fund’s

www.firsthandfunds.com	13

portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. When it sells IPO shares, a Fund may realize a capital gain that must be distributed to shareholders.

■    SHORT SALE—Firsthand Alternative Energy Fund may engage in short sales. During the period when the Fund has borrowed a security that is then sold short, it is required to maintain a segregated account with its custodian containing cash, U.S. government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or custodian will be at least equal to the current market value of the security sold short, and will be marked to market daily to ensure that sufficient collateral has been segregated and is held. Depending on the arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral held with the broker or custodian. Also depending on those arrangements, there can be other costs to the Fund from short selling such as the cost of the dividends on the securities sold short that must be paid by the Fund. The assets used to cover the Fund’s short sales will not be available to use for redemptions or be sold while the position it is covering is outstanding, unless it is replaced with a similar security. The Fund will not make a short sale if, after giving effect to the sale, the market value of all securities sold short would exceed 100% of the value of the Fund’s net assets.

■    CHANGING INVESTMENT OBJECTIVE—The investment objective of each Fund can be changed without shareholder approval, subject to Board approval and the provision of 60 days’ advance written notice to shareholders.

■    TEMPORARY DEFENSIVE MEASURES—For defensive purposes, each Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help a Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, a Fund may not be able to achieve its investment objective.

■    CONCENTRATION POLICY—Each Fund concentrates its investments in a single industry or group of industries. When a Fund concentrates its investments in an industry or a group of industries, adverse market conditions within those industries may have a more significant impact on a Fund than they would on a Fund that does not concentrate its investments. However, we currently believe that investments by the Funds in a target group of high-technology and alternative energy industries may offer greater opportunities for growth of capital than investments in other industries.

■    WHY WE BUY—Each Fund’s portfolio manager evaluates company fundamentals when selecting stocks for the portfolio. Several factors may be examined, including strength of technology, competitiveness of products, barriers to entry (including patents and other intellectual property rights), balance sheet strength, market leadership, and management strength and vision. The portfolio managers buy a company’s stock for the Fund when they believe the company’s fundamental worth is not currently reflected in the market price (i.e., the stock is undervalued).

14	Prospectus

■    WHY WE SELL—A Fund may sell securities of a company if we determine that:

■	The current market price exceeds the value of the company, or
■	Alternative investments present better potential for capital appreciation.

We also may sell a security owned by a Fund when there is a negative development in a company’s competitive, regulatory, or economic environment; because of deterioration of a company’s growth prospects or financial situation; or for other reasons.

■    PORTFOLIO HOLDINGS—A description of the Firsthand Funds’ policies and procedures with respect to the disclosure of each of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”) and on the Funds’ website at www.firsthandfunds.com/portfolio.

FUND MANAGEMENT

■    THE MANAGER—Firsthand Funds (the “Trust”) retains Firsthand Capital Management, Inc. (the “Investment Adviser” or “Adviser”), 150 Almaden Blvd., Suite 1250, San Jose, CA 95113, to manage the investments of each Fund. Firsthand Capital Management, Inc. (formerly called “SiVest Group, Inc.”) is an investment adviser registered under the Investment Advisers Act of 1940. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser and is a portfolio manager of each of the Firsthand Funds.  Prior to joining the Adviser in August 2009, Mr. Landis served as Chief Investment Officer of the Trust’s prior investment adviser (also called Firsthand Capital Management, Inc.) from 1994 to August 2009.  Mr. Landis is also Portfolio Manager of Firsthand Technology Value Fund, Inc., a closed-end fund, since April 2011.

The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager, and his ownership of securities in the Funds.

A discussion regarding the basis of the Board of Trustees’ approval of the continuation of the Funds’ Investment Advisory Agreement (the “Advisory Agreement”) is available in the Funds’ Annual Report for the fiscal year ended December 31, 2011.

■    OPERATION OF THE FUNDS—Under the Advisory Agreement, the Investment Adviser receives from Firsthand Technology Opportunities Fund an advisory fee at the annual rate of 1.40% of the Fund’s average daily net assets; and from the Firsthand Alternative Energy Fund the Adviser receives an advisory fee at the annual rate of 1.53% of the Fund’s average daily net assets. Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objective, policies, and limitations.

www.firsthandfunds.com	15

Under the Advisory Agreement, the Investment Adviser has agreed to, so long as the Advisory Agreement and the Administration Agreement are in effect, reduce its fees and/or make expense reimbursements so that (1) for Firsthand Technology Opportunities Fund the Fund’s total annual operating expenses are limited to 1.85% of the Fund’s average daily net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion not including acquired fund fees and expenses and (2) for Firsthand Alternative Energy Fund, the Fund’s total annual operating expenses are limited to 1.98% of the Fund’s average daily net assets up to $200 million, 1.93% of such assets from $200 million to $500 million, 1.88% of such assets from $500 million to $1 billion, and 1.83% of such assets in excess of $1 billion. For Firsthand Alternative Energy Fund, the Adviser has also agreed to donate a portion of its management fees collected, amounting to 0.20% of the Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.  Under the Administration Agreement, the Fund’s Administrator has assumed responsibility for payment of all of the Fund’s operating expenses excluding certain expenses, for example, independent trustees’ compensation, brokerage and commission expenses, litigation costs, and any extraordinary and non-recurring expenses.

For the fiscal year ended December 31, 2011, each Fund paid the following percentages of the Fund’s average daily net assets to the Investment Adviser for investment advisory services:

Fund	Fee
Technology Opportunities Fund	1.40%
Alternative Energy Fund	1.53%

YOUR ACCOUNT

PRICING OF FUND SHARES

CALCULATING THE NAV—Each Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time) on each day that the exchange is open (a “business day”). Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.  Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of each Fund is calculated by dividing the sum of the value of the securities held by that Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in a Fund’s portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security

16	Prospectus

may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees (“Valuation Procedures”). The Valuation Procedures authorize a committee, composed of members of the Board of Trustees and senior personnel of the Investment Adviser, to determine the fair value of any such security. As a general principle, the fair valuation of a security should reflect the amount that a Fund would reasonably expect to receive for the security upon its current sale to an arm’s-length buyer. The Pricing Committee may use any one or more of the following methods, among others, in establishing the fair value of a security:

■	A multiple of sale, revenue, or earnings;
■	A multiple of book value;
■	A discount from market of a similar freely traded security;
■	The purchase price of the security;
■	Any subsequent private transactions in the security or related securities.

If a Fund holds securities listed primarily on a foreign exchange that trades on days on which a Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES—The NAV of a Fund will fluctuate as the value of the securities it holds fluctuates. A Fund’s portfolio of securities is valued as follows:

1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	Options are valued at their closing mid-price on the principal exchange where the option is traded. Mid-price is the average of the closing bid price and the closing ask price.
5.
Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. These securities may include thinly traded securities or those that are restricted as to their resale.

The Funds have procedures, approved by the Board of Trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental

www.firsthandfunds.com	17

analysis (sales, revenue, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. The Board of Trustees oversees the application of fair value pricing procedures.   The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which a Fund determines its NAV per share.

DOING BUSINESS WITH FIRSTHAND

Visit us online:	www.firsthandfunds.com
24 hours a day, 7 days a week, you may:
	■	Complete an online account application
	■	Review your current account balance and transaction history
	■	Check portfolio holdings and daily net asset values (“NAVs”)
	■	Buy, exchange, and sell shares of Firsthand Funds*
	■	Sign up for electronic delivery of shareholder communications (for shares held with brokers only)
	■	Sign up for quarterly e-mail alerts

Call us:	1.888.884.2675
Account services representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time.

Write us:	Shareholder Services
Firsthand Funds
P.O. Box 9836
Providence, RI 02940-8036

*	Certain restrictions, such as minimum and maximum transaction amounts, apply. Please visit our website or call us for more information.

HOW TO PURCHASE SHARES

ACCOUNT APPLICATION—To open a new account with Firsthand Funds, please complete an account application. Call 1.888.884.2675 or visit our website at www.firsthandfunds.com for an application.

RETIREMENT AND EDUCATION ACCOUNTS—In addition to regular (taxable) accounts, we also offer the following tax-advantaged investment options: Traditional IRAs, Roth IRAs, SEP-IRAs, and SIMPLE IRAs, and Coverdell Education Savings Accounts (“CESAs”). Please call Shareholder Services at 1.888.884.2675 if you would like more information about opening a retirement or an education account.

18	Prospectus

ACCOUNT MINIMUMS*

Type of Account	Initial Investment	Additional Investment
Regular Accounts**	$2,000	$50
IRAs	$2,000	$50
CESAs	$500	$50

*
Lower minimums may be available through brokerage firms and other financial intermediaries. Financial intermediaries with omnibus accounts with the Fund may, with the Fund’s written consent, offer lower initial minimum investment amounts to clients.

**
Shareholders who sign up for an automatic investment plan with Firsthand Alternative Energy Fund and agree to make monthly automatic investments in an amount equal to at least $50 may establish a regular account with the Fund with a $500 initial investment (see page 24 under the section “Automatic Investment Plan” for additional information).

There are several ways to purchase shares of the Fund. These options are described below.

By Mail
To Open Your Account
Mail your check, along with your properly completed account application, to Shareholder Services. Make your check payable to Firsthand Funds. No third-party checks, starter checks, foreign checks, traveler’s checks, money orders, or currency will be accepted.

To Add to Your Account
Mail your check, along with an investment slip from your account statement, to Shareholder Services.  If you do not have an investment slip, include a note with your name, the Fund name, and your account number.

Make your check payable to Firsthand Funds. Include your account number on your check. No third-party checks, starter checks, foreign checks, traveler’s checks, money orders, or currency will be accepted.

By Telephone
To Open Your Account
You may not open an account by phone.

To Add to Your Account
Call 1.888.884.2675 to buy additional shares. You may buy shares in amounts of at least $50 or as much as $50,000.

Telephone transactions are made by Automated Clearing House electronic funds transfer from a pre-designated bank account. Before requesting a telephone purchase, please make sure that we have your bank account information on file. If we do not have this information, please call Shareholder Services to request an application or visit our website.

www.firsthandfunds.com	19

Online
To Open Your Account
Visit www.firsthandfunds.com/online, to learn how you may download, complete, and submit an account application online.

To Add to Your Account
Go to www.firsthandfunds.com/online to visit our secure online transaction area.

By Wire
To Open Your Account
Before we can accept your wire, you must complete and submit a properly completed application to Shareholder Services. Call 1.888.884.2675 for wire instructions. Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.  Your bank may impose a charge for processing the wire.

To Add to Your Account
Call 1.888.884.2675 for wire instructions. Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.  Your bank may impose a charge for processing the wire.

Through Your Broker
To Open or Add to an Account
To open or add to an account, contact your broker or financial adviser. For more information, see “Purchase Through Your Broker” in this section.

CONFIRMATION—You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

PURCHASE THROUGH YOUR BROKER—You may also purchase shares through your broker. Where authorized by a Fund, orders will be priced at the NAV next computed after receipt by the broker. Consult your broker to determine when your orders will be priced.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place an order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. A transaction charge may be imposed by brokers for handling your order; there are no charges if Fund shares are purchased directly from Firsthand.

The Investment Adviser may pay additional compensation at its own expense (and not as an expense to the Funds) to certain financial intermediaries in connection with the sale or retention of Fund shares or shareholder servicing. These payments may be made to intermediaries that provide shareholder servicing and marketing support.

20	Prospectus

ADDITIONAL PURCHASE INFORMATION—Fund shares are sold on a continuous basis at the NAV next determined after Shareholder Services or Firsthand Funds receives your properly completed purchase order. If we receive your order before the close of business on the NYSE (normally 4:00 P.M. Eastern Time), your order will be priced at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Firsthand Funds or Shareholder Services. We may deduct the losses or fees from your existing account. Firsthand Funds reserves the right to limit the amount of investments and to refuse to sell to any person. If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

EXCHANGING AND SELLING SHARES

EXCHANGES—You may exchange all or a portion of your shares from one Firsthand Fund to another Firsthand Fund at the current NAV. You may exchange shares by mail, by telephone, or online. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments, apply to exchanges, because an exchange is a redemption from one Fund and a purchase into another. In particular, exchanges will be treated as a sale of shares and any gain on such transactions may be subject to federal income tax.

SELLING SHARES—Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request. The table below describes your options. Under the following circumstances, written instructions with a signature guarantee will be required to execute your transaction:

■	If you have changed the name(s) or address on your account within 30 days prior to a redemption request (online redemption requests will not be accepted in this situation);
■	If you want payment mailed to an address other than the one we have on file for your account;
■	If you want a redemption check made out to someone other than the account owner;
■	If the check is not being mailed to the address on your account;
■	If the check is not being made payable to the owner of the account;
■	If the redemption proceeds are being transferred to another Fund account with a different registration; or
■	If the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is a valuable safeguard to protect you and the Funds from fraud. You can get a signature guarantee from most banks, broker-dealers, credit unions,

www.firsthandfunds.com	21

national securities exchanges, registered securities associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee. Firsthand accepts only STAMP 2000 New Technology Medallion Guarantee Stamps.

TO SELL SHARES
By Mail
Send written instructions, including your name, account number, and the dollar amount (or the number of shares) you want to sell, to Firsthand Funds. Be sure to include all of the necessary signatures, and a signature guarantee, if required. You must sign your request exactly as your name appears on Firsthand’s account records.

A signature guarantee is required if you want to sell more than $50,000 worth of shares.

By Telephone
Call 1.888.884.2675 to redeem shares by telephone.

As long as your transaction is for $50,000 or less, and you have not changed the name or address on your account within the last 30 days, you can sell your shares by phone. You can request to have your payment sent to you by an Automated Clearing House electronic funds transfer, wire, or mail. There is an $8 processing fee for wire payments.

You may not sell shares in an IRA or any other tax-deferred savings account by telephone. Please see your IRA application, which includes important disclosure, or call Shareholder Services for more details.

Online
Go to www.firsthandfunds.com/online to visit our secure online transaction area. Minimum and maximum transaction amounts apply. For more information, visit our website.

You may not sell shares in an IRA or any other tax-deferred savings account online. Please call Shareholder Services for more details.

Electronic Funds Transfer
Call or write to Shareholder Services, or visit us online to have your proceeds electronically transferred to a pre-designated bank account.

Before requesting an Automated Clearing House electronic funds transfer, please make sure that we have your bank account information on file. If we do not have this information, please call 1.888.884.2675 to request the proper form, or visit our website.

By Wire
Please call 1.888.884.2675 or submit your request by mail. You may request to have your proceeds wired directly to your pre-designated bank account. There is an $8

22	Prospectus

processing fee for redemptions paid by wire. Your bank may also impose a charge for processing the wire.

Through Your Broker
Contact your broker or financial adviser.

REDEMPTION PAYMENTS—Payment is normally made within seven days after the receipt of your properly completed redemption request. In extraordinary circumstances, we may suspend redemptions or postpone the payment of proceeds beyond seven calendar days when the NYSE is closed or during emergency circumstances, as determined by the SEC.

UNDELIVERABLE OR UNCASHED CHECKS—Any check tendered in payment of a redemption transaction, dividends, or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

SELLING SHARES THROUGH YOUR BROKER—You may also sell your shares through your broker. Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receive your request from your broker. Your brokerage firm may charge you a fee for handling your redemption. Your brokerage firm is responsible for processing your redemption promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place a redemption order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. Your broker may charge you a fee for handling your order.

SELLING RECENTLY PURCHASED SHARES—If you bought shares by check or an Automated Clearing House electronic funds transfer, it may take up to 15 days from the date of purchase for your check or electronic funds transfer to clear. We will send your redemption payment only after your check or electronic funds transfer has cleared. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

ADDITIONAL REDEMPTION INFORMATION—At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions.

www.firsthandfunds.com	23

SHAREHOLDER SERVICES

Firsthand Funds’ Transfer Agent, BNY Mellon Investment Servicing (U.S.) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), provides account and shareholder services for Firsthand Funds’ shareholders. The Transfer Agent processes purchases, redemptions, and exchanges; it also maintains shareholders’ accounts.

AUTOMATIC INVESTMENT PLAN—This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account either monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. You may sign up for the Automatic Investment Plan on your account application or by calling us. Although the minimum monthly investment is $50, the minimum for initial investments still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days’ prior written notice, to implement reasonable charges for this service. You may change the amount of your investment or discontinue the plan at any time by calling or writing to Shareholder Services.

PAYROLL DIRECT DEPOSIT PLAN—You may purchase Fund shares through direct deposit plans offered by certain private employers and government agencies. These plans enable you to have a portion of your payroll checks transferred automatically to purchase shares of the Fund. Contact your employer for additional information.

SYSTEMATIC WITHDRAWAL PLAN—This plan allows you to systematically sell your shares and receive regular payments from your account. You may arrange to receive payments monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. Payments can be sent to you by mail or by electronic funds transfer. The minimum monthly redemption is $50, and please note that the minimum account balance still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days’ prior written notice, to implement reasonable charges for this service. You may change the amount of your withdrawal or discontinue the plan at any time by calling or writing to Shareholder Services.

CHANGING BANKING INFORMATION— You may change your pre-designated bank or brokerage account at any time by writing to Shareholder Services. You must obtain a signature guarantee if you designate a bank account that includes a person who is not a registered shareholder of a Fund. Additional documentation will be required to change an account if shares are held by a corporation, fiduciary, or other organization.

TELEPHONE TRANSACTIONS—The telephone redemption and exchange privilege is automatically available to you when you open a new account. If you elect not to have telephone privileges when you open your account but later change your mind, you may write to Shareholder Services.

24	Prospectus

Processing and validating your bank account information takes about 14 business days. No telephone transactions may be initiated during this time. After your account information has been processed, you may call 1.888.884.2675 to conduct telephone transactions.

Firsthand Funds and Shareholder Services will not be liable for complying with telephone instructions we reasonably believe to be genuine. We will employ reasonable procedures to determine that telephone instructions are genuine, including requiring forms of personal identification before acting on instructions, providing written confirmation of the transactions, and/or recording telephone instructions. You can always decline the telephone redemption privilege on your account application, or you may call us at any time to cancel.

ACCOUNT POLICIES

CONTRIBUTION TO NON-PROFIT ORGANIZATIONS—The Investment Adviser intends to donate a portion of the investment management fees it collects on an annual basis for Firsthand Alternative Energy Fund, equivalent to 0.20% of the Fund’s average daily net assets, to non-profit organizations that support alternative and renewable energy, energy conservation, environmental protection, or other causes, as elected by shareholders of the Fund. Shareholders who hold their account directly with Firsthand Funds will be able to elect the non-profits (nominated by the Investment Adviser) they wish the Investment Adviser to support with its annual donation. These elections may be made on the New Account Application or by contacting Shareholder Services at 1.888.884.2675. The Investment Adviser will typically review such elections annually (usually around year end) and allocate its donation as directed.  Shareholders who purchase shares through brokers may be given an opportunity to register their election by accessing a password-protected website.  Since the annual donation is made by the Investment Adviser and not by the shareholders of the Fund, shareholders will not be entitled to take a tax deduction on those charitable contributions made by the Investment Adviser.  The Investment Adviser may, if permitted by applicable tax laws, take such a deduction.

MARKET TIMERS—Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Pursuant to policies and procedures adopted by the Board of Trustees, we may restrict or refuse purchases or exchanges into a Fund from market timers. These policies and procedures do not follow a strict quantitative process; instead, trading patterns have been identified and, if an account trades within an identified pattern, additional monitoring will occur. The Funds believe you may be considered a “market timer” if you:

■	Make more than two purchases and two sales in a Fund within any 90-day period, or
■	Make more than four purchases and four sales in a Fund within any 12-month period, or

www.firsthandfunds.com	25

■	Appear to follow a market-timing pattern that may adversely affect a Fund (e.g., frequent purchases and sales of Fund shares).

Periodic purchases or redemptions under a periodic purchase plan or periodic redemption plan are exempt from this market timing policy.

Although redemptions in violation of this policy will cause the Funds to restrict purchases and exchanges into a Fund, the Funds cannot restrict redemptions out of a Fund. A purchase or an exchange into a Fund that violates this policy normally will be blocked on the same day it is attempted.

The Funds do not accommodate frequent purchases or redemptions of a Fund’s shares.

Although the Funds have taken steps to discourage frequent purchases and redemptions of the Funds’ shares, they cannot guarantee that such trading will not occur.

ACCOUNT MAINTENANCE FEE—Because of the disproportionately high costs of servicing accounts with low balances, we charge a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see How to Purchase Shares). We will determine the amount of your investment in each account once per year, generally at the end of September. We will deduct the fee each year from each account with a balance below the applicable minimum investment amount at that time. Prior to assessing the annual account maintenance fee, however, we will notify you in writing and give you 60 days to either increase the value of your account to the minimum balance or close your account. Accounts that fall below the minimum as a result of market depreciation are not subject to this fee.

MAILINGS TO SHAREHOLDERS—All Firsthand Funds’ shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail (brokerage account shareholders may elect to receive these documents via e-delivery). Currently, Firsthand Funds and many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this “householding” plan, you may contact your broker or call us toll-free at any time, at 1.888.884.2675 or write to Shareholder Services. We will resume separate mailings to each member of your household within 30 days of your request.

LARGE REDEMPTIONS—Large redemptions can negatively affect a Fund’s investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of a Fund’s net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a “redemption in-kind”). In the case of a redemption in-kind, you will bear the market risk between the time you receive the distributed securities and the time you dispose of the securities.  You may also incur brokerage commissions and other costs when selling the securities.  In the event you

26	Prospectus

receive illiquid securities in-kind, you may not be able to sell those securities because they may be subject to resale restrictions or you may be able to sell those securities only at a substantial discount.

CUSTOMER IDENTIFICATION—We are required by law to obtain certain personal information from you that will be used to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number, and other information that will allow us to identify you.  We may also request to review other identifying documents such as a driver’s license, a passport, or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. Firsthand Funds reserves the right to reject any purchase order.  Firsthand Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure resulting from a failure to provide proper personal identification.

DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS—Each Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions either by check or have them reinvested. Distributions are automatically reinvested in additional shares of a Fund at its NAV on the distribution date unless you elect to have your distributions paid by check. Please call us if you wish to change your distribution option or visit our website and make this change online. Income and capital gain distributions reduce a Fund’s NAV by the amount of the distribution on the ex-dividend date. If you have chosen the reinvestment option, we will credit to your account additional shares at the NAV on the ex-dividend date. If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gains. The Funds have the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES—The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their U.S. shareholders.

www.firsthandfunds.com	27

It does not apply to non-U.S. investors, tax-exempt investors, or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

TAXES ON DISTRIBUTIONS—Distributions of a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gain, if any, generally will be taxable to you as a long-term capital gain. An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Under current law, these reduced rates of tax for individuals generally will expire after December 31, 2012.  Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS—Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses may be disallowed.

Legislation passed by Congress in 2008 requires funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, a Fund will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

ADDITIONAL TAX INFORMATION—In certain circumstances, Fund shareholders may be subject to backup withholding.

28	Prospectus

DISTRIBUTION ARRANGEMENTS

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203,
serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The Distributor is compensated by the Investment Adviser.

The Funds do not charge any sales loads, deferred sales loads, or other fees in connection with the purchase of shares.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe each Fund’s financial performance and other financial information for the past five years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in each Fund would have earned or lost on an investment in a Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with each Fund’s financial statements, is included in our 2011 Annual Report to Shareholders. Please call 1.888.884.2675 to request a free copy of the Funds’ Annual Report, or visit our website at www.firsthandfunds.com to download the report.

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Selected per share data and ratios for a share outstanding throughout each year

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value at beginning of year	$6.05	$4.68	$2.69	$4.67	$4.05
Income from investment operations:
Net investment loss	(0.09)	(0.05)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gains (losses) on investments	(0.56)	1.42	2.05	(1.92)	0.68
Total from investment operations	(0.65)	1.37	1.99	(1.98)	0.62
Net asset value at end of year	$5.40	$6.05	$4.68	$2.69	$4.67
Total return	(10.74%)	29.27%	73.98%	(42.40%)	15.31%
Net assets at end of year (millions)	$79.4	$85.3	$34.9	$19.4	$40.7
Ratio of gross expenses to average net assets before waiver	1.86%	1.86%	1.92%	2.14%	1.96%
Ratio of net expenses to average net assets after waiver	1.85%	1.85%	1.90%	1.95%	1.95%
Ratio of net investment loss average net assets	(1.21%)	(1.42%)	(1.66%)	(1.58%)	(1.28%)
Portfolio turnover rate	128%	164%	41%	41%	44%

www.firsthandfunds.com	29

FIRSTHAND ALTERNATIVE ENERGY FUND
Selected per share data and ratios for a share outstanding throughout each period

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	PERIOD ENDED
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07*
Net asset value at beginning of year/period	$7.27	$8.01	$5.68	$10.89	$10.00
Income from investment operations:
Net investment loss	(0.10)	(0.12)	(0.10)	(0.07)	—	(A)
Net realized and unrealized gains (losses) on investments	(2.80)	(0.62)	2.43	(5.14)	0.89
Total from investment operations	(2.90)	(0.74)	2.33	(5.21)	0.89
Net asset value at end of year/period	$4.37	$7.27	$8.01	$5.68	$10.89
Total return	(39.89%)	(9.24%)	41.02%	(47.84%)	8.90	%(B)
Net assets at end of year/period (millions)	$3.5	$5.9	$7.4	$3.7	$1.9
Ratio of gross expenses to average net assets before waiver	2.11%	2.10%	2.27%**	2.37%**	2.10	%(C)
Ratio of net expenses to average net assets after waiver	1.98%	1.98%	2.15%**	2.11%**	2.10	%(C)
Ratio of net investment loss average net assets	(1.43%)	(1.48%)	(1.68%)	(1.26%)	(0.07	%)(C)
Portfolio turnover rate	16%	58%	41%	44%	—	(B)

*	For the period October 29, 2007 (inception) through December 31, 2007.
**	Ratio for years ended 2009 and 2008 includes dividend expenses on securities sold short of 0.11% and 0.01%, respectively.
(A)	Less than $0.005.
(B)	Not annualized.
(C)	Annualized.

30	Prospectus

Privacy Policy Notice

Firsthand Capital Management, Inc. is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share information with the Firsthand Capital Management, Inc. and Firsthand Funds family of companies in the course of providing or offering products and services to best meet your investing needs.  We may also share information with our service providers (such as Firsthand Funds’ transfer agent and distributor) in order for them to process your requests and transactions. We prohibit our service providers from using the information that they receive from us for any purpose other than to provide service for your Firsthand Funds’ account.

We designed our privacy policy to protect your personal information. At Firsthand, access to such information is limited to those who need it to perform their duties, such as servicing your account, resolving problems, or informing you of new products or services. We maintain physical, electronic, and procedural safeguards that comply with federal privacy standards to guard your nonpublic information.

www.firsthandfunds.com	31

Firsthand Funds P.O. Box 9836 Providence, RI 02940-8036 www.firsthandfunds.com	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, CO 80203

Investment Adviser Firsthand Capital Management, Inc. 150 Almaden Blvd. Suite 1250 San Jose, CA 95113 www.firsthandcapital.com	Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. P.O. Box 9836 Providence, RI 02940-8036 1.888.884.2675

Additional information about each Fund is included in the Statement of Additional Information (“SAI”). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Annual Report includes a discussion of each Fund’s holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Funds.

To obtain a free copy of any of these documents, or to request other information or ask questions about a Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our website at www.firsthandfunds.com.  Information about each Fund (including the Funds’ SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.942.8090. The Funds’ Annual and Semi-Annual reports and additional information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address:  publicinfo@sec.gov.

Firsthand and the interlocking “F” design are registered trademarks of Firsthand Funds.

Investment Company Act File No. 811-8268

Firsthand Funds are distributed by ALPS Distributors, Inc.

Fund Summaries
Firsthand Technology Leaders Fund	2
Purchase and Sale of Fund Shares	6
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7

Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	7

Fund Management
The Manager	9
Operation of the Fund	10

Your Account
Pricing of Fund Shares	10
Doing Business With Firsthand	12
How to Purchase Shares	12
Exchanging and Selling Shares	14
Shareholder Services	17
Account Policies	18
Distributions and Taxes	20
Distribution Arrangements	22

Financial Highlights	22
Firsthand Technology Leaders Fund	22

FIRSTHAND TECHNOLOGY LEADERS FUND (TLFQX)

■    SPECIAL NOTE REGARDING PENDING REORGANIZATION— The Board of Trustees of Firsthand Funds, at a meeting held on December 12, 2011, approved the reorganization of Firsthand Technology Leaders Fund (“TLF”) into Firsthand Technology Opportunities Fund (“TOF”).  Effective December 14, 2011, TLF will be closed and will not accept any additional investments.  A Notice of a Special Meeting of Shareholders and a combined proxy statement and prospectus seeking shareholders’ approval for this reorganization was sent to shareholders in early April.  If the reorganization is approved by shareholders of TLF, shareholders of TLF, upon the closing of the reorganization, will receive shares of TOF having the same aggregate net asset value as the shares they hold of TLF on the date of the reorganization.

In addition, in the last few months TLF has taken a defensive investment approach and held a substantial portion of its assets in cash.  We expect to continue this practice in the next few months pending the closing of the reorganization. Shareholders of TLF should note that while TLF engages in such temporary defensive measures, the

2	Prospectus

Fund’s principal investment strategy of investing 80% of its assets in high-technology companies will not be fully implemented. Should the market rally, the Fund’s cash holdings could cause TLF to underperform.

■    INVESTMENT OBJECTIVE— Firsthand Technology Leaders Fund seeks long-term growth of capital.

■    FEES AND EXPENSES—The table below describes the fees and expenses that you may pay if you buy and hold shares of Firsthand Technology Leaders Fund.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.40%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.85%

EXAMPLE—This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Firsthand Technology Leaders Fund	$188	$582	$1,001	$2,169

PORTFOLIO TURNOVER—The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

■    PRINCIPAL INVESTMENT STRATEGIES—Under normal circumstances, we invest at least 80% of the Fund’s assets in high-technology companies. We consider a high-technology company to be one that employs a relatively high degree of engineering and/or scientific intensity to deliver its products or services. We invest the Fund’s assets primarily in equity securities of high-technology companies that we believe hold dominant competitive positions in high-growth industries. Equity securities can include common and preferred stock, convertible securities, options and warrants.  Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of companies of any size, which includes small-, mid-, and large-cap companies. There is also no percentage limit on the Fund’s ability to invest in foreign securities. Due to the Fund’s focus on dominant companies, its investments tend to include well-established companies with market capitalizations

www.firsthandfunds.com	3

in the mid- or large-cap categories. The Fund may also buy and sell put options, buy call options and write covered call options.

Our analysis of a potential investment focuses on evaluating a company’s competitive position. We purchase securities of the company only if our analysis shows that the company’s competitive position is exceptionally strong and the industry in which the company participates demonstrates potential for strong growth. Conversely, we sell securities of a company when its market price exceeds its intrinsic value or when alternative investments present better potential for capital appreciation. When assessing a company’s competitive position, we consider a number of factors, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), market share, the competitive environment, product development, marketing acumen, and management strength and vision. When analyzing the growth potential of an industry, we consider factors such as macroeconomic trends, the pace of innovation, and projected customer demand.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries, including the Internet, semiconductor, computer, computer peripheral, software, telecommunication, and mass storage device industries. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

■    PRINCIPAL INVESTMENT RISKS—The Fund is subject to the following principal risks.

GENERAL SECURITIES MARKET RISK—Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant equity holdings in high-technology industries.

TECHNOLOGY INVESTMENT RISK—The Fund concentrates its investments in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing.  Therefore, products or services that may initially look promising may subsequently fail or become obsolete.  In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

NON-DIVERSIFICATION RISK—A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

4	Prospectus

FOREIGN SECURITIES RISK—The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets.  Investments in foreign securities involve greater risks compared to domestic investments.  Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than about U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  The Fund is permitted to hedge that currency risk, but it normally does not intend to do so.  Although the Fund generally will invest only in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities still may be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

■    PERFORMANCE—The following bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year over a period of 10 years. The performance table shows how the average annual total returns of the Fund for 1, 5, and 10 years compare to those of a broad-based market index (the Standard & Poor’s 500 Index) and a technology sector-heavy index (the NASDAQ Composite Index). Though not explicitly a technology sector index, the NASDAQ Composite Index was selected for comparison because it is widely recognized as a technology sector benchmark, given the concentration of technology companies in the index.  The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future.

Best Quarter:	2nd Quarter, 2003	24.19%
Worst Quarter:	2nd Quarter, 2002	-31.69%

www.firsthandfunds.com	5

	1 Year	5 Years	10 Years
Returns before taxes	-5.12%	-0.57%	0.42%
Returns after taxes on distributions	-5.12%	-0.57%	0.42%
Returns after taxes on distributions and sale of Fund shares	-3.33%	-0.48%	0.35%
Standard & Poor’s 500 Index (does not reflect deduction of fees, expenses or taxes)	2.09%	-0.25%	2.92%
NASDAQ Composite Index (does not reflect deduction of fees, expenses or taxes)	-0.79%	2.50%	3.74%

■	ADVISER—Firsthand Capital Management, Inc. (prior to January 1, 2012, called “SiVest Group, Inc.”).

■
PORTFOLIO MANAGER—Kevin Landis, President, Chief Executive Officer and Chief Investment Officer of the Adviser and a Trustee of the Trust, has been the portfolio manager of the Fund since its inception in 1997.  Mr. Landis is also Portfolio Manager of Firsthand Technology Value Fund, Inc., a closed-end fund, since April 2011. He is also Porfolio Manager of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund since their inceptions.

■    PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES—For important information about purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please refer to the sections “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” found below.

PURCHASE AND SALE OF FUND SHARES

The Fund is closed to new investments. You may redeem shares of a Fund each day the New York Stock Exchange is open through your broker or:

By Mail	Firsthand Funds, P.O. Box 9836, Providence, RI 02940-8036
By Telephone	Call 1.888.884.2675
Online	www.firsthandfunds.com
By Electronic Funds Transfer	Call 1.888.884.2675 for information
By Wire	Call 1.888.884.2675 for information

■	ACCOUNT MINIMUMS*

Type of Account	Initial Investment	Additional Investment
Regular Accounts	$2,000	$50
IRAs	$2,000	$50
CESAs	$500	$50

*	Lower minimums may be available through brokerage firms and other financial intermediaries.

6	Prospectus

Financial intermediaries with omnibus accounts with the Fund may, with the Fund’s written consent, offer lower initial minimum investment amounts to clients.

TAX INFORMATION

Distributions of the Fund’s ordinary income and capital gains, if any, generally will be taxable as ordinary income or capital gains unless you are investing through a tax-advantaged account such as an Individual Retirement Account or IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

The investment objectives and principal investment strategies of the Fund are discussed in the preceding Fund Summary. The following information describes additional risks of the Fund and the disclosure of portfolio holdings information.

■    GENERAL MARKET CONDITIONS/EQUITY SECURITIES—The stock and bond markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or become even worse. Because the situation is unprecedented and widespread, it may not be possible to identify all significant risks and opportunities using past investment strategies or models, or to predict the duration of these events.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.

Some securities are not traded actively and may be difficult to sell. Although profits in some of the Fund’s holdings may be realized quickly, it is not expected that most of the Fund’s investments will appreciate rapidly.

In addition to the principal investment strategies set forth above for the Fund, the Fund may invest in the following non-principal investment strategies, which include

www.firsthandfunds.com	7

investing in rated or unrated privately placed convertible debt that can be converted into equity securities anytime.

■    ILLIQUID SECURITIES—The Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Any increase in the percentage of the Fund’s net assets in illiquid securities due to changes in portfolio securities values or a decrease in net assets will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

■    PORTFOLIO TURNOVER RISK—The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by the Fund and its shareholders. It also may result in higher short-term capital gain to the Fund that is taxable to shareholders as ordinary income when distributed.  See “Financial Highlights” for the Fund’s historical portfolio turnover rates.

■    EMERGING MARKETS RISK—The Fund may invest in foreign securities of issuers in countries with emerging securities markets.  Investments in such emerging securities markets present greater risks than investing in foreign issuers in general.  The risk of political or social upheaval is greater in emerging securities markets.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.  Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

■    INITIAL PUBLIC OFFERINGS (“IPOS”)—The Fund may purchase shares in IPOs, which can be risky. Because the price of IPO shares may be volatile, the Fund may hold IPO shares for a very short time. This may increase the turnover rate of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. When it sells IPO shares, the Fund may realize a capital gain that must be distributed to shareholders.

■    CHANGING INVESTMENT OBJECTIVE—The investment objective of the Fund can be changed without shareholder approval, subject to Board approval and the provision of 60 days’ advance written notice to shareholders.

■    TEMPORARY DEFENSIVE MEASURES—For defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help the Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, the Fund may not be able to achieve its investment objective.

8	Prospectus

■    CONCENTRATION POLICY—The Fund concentrates its investments in a single industry or group of industries. When a Fund concentrates its investments in an industry or a group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on the Fund that does not concentrate its investments. However, we currently believe that investments by the Fund in a target group of high-technology industries may offer greater opportunities for growth of capital than investments in other industries.

■    WHY WE BUY—The Fund’s portfolio manager evaluates company fundamentals when selecting stocks for the portfolio. Several factors may be examined, including strength of technology, competitiveness of products, barriers to entry (including patents and other intellectual property rights), balance sheet strength, market leadership, and management strength and vision. The portfolio managers buy a company’s stock for the Fund when they believe the company’s fundamental worth is not currently reflected in the market price (i.e., the stock is undervalued).

■    WHY WE SELL—The Fund may sell securities of a company if we determine that:

■	The current market price exceeds the value of the company, or
■	Alternative investments present better potential for capital appreciation.

We also may sell a security owned by the Fund when there is a negative development in a company’s competitive, regulatory, or economic environment; because of deterioration of a company’s growth prospects or financial situation; or for other reasons.

■    PORTFOLIO HOLDINGS—A description of the Firsthand Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”) and on the Fund’s website at www.firsthandfunds.com/portfolio.

FUND MANAGEMENT

■    THE MANAGER—Firsthand Funds (the “Trust”) retains Firsthand Capital Management, Inc. (the “Investment Adviser” or “Adviser”), 150 Almaden Blvd., Suite 1250, San Jose, CA 95113, to manage the investments of the Fund. Firsthand Capital Management, Inc. (formerly called “SiVest Group, Inc.”) is an investment adviser registered under the Investment Advisers Act of 1940. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser and is the portfolio manager to the Fund. Prior to joining the Adviser in August 2009, Mr. Landis served as Chief Investment Officer of the Trust’s prior investment adviser (also called Firsthand Capital Management, Inc.) from 1994 to August 2009.  Mr. Landis is also Portfolio Manager of Firsthand Technology Value Fund, Inc., a closed-end fund, since April 2011.

The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager, and his ownership of securities in the Fund.

A discussion regarding the basis of the Board of Trustees’ approval of the continuation of the Fund’s Investment Advisory Agreement (the “Advisory Agreement”) is available in the Trust’s Annual Report for the fiscal year ended December 31, 2011.

www.firsthandfunds.com	9

■    OPERATION OF THE FUND—Under the Advisory Agreement, the Investment Adviser receives from Firsthand Technology Leaders Fund an advisory fee at the annual rate of 1.40% of the Fund’s average daily net assets. Under the Advisory Agreement, the Investment Adviser provides the Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of the Fund consistent with the Fund’s investment objective, policies, and limitations.

Under the Advisory Agreement, the Investment Adviser has agreed to, so long as the Advisory Agreement and the Administration Agreement are in effect, reduce its fees and/or make expense reimbursements so that for the Fund’s total annual operating expenses are limited to 1.85% of the Fund’s average daily net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion.

For the fiscal year ended December 31, 2011 the Fund paid the following percentages of the Fund’s average daily net assets to the Investment Adviser for investment advisory services:

Fund	Fee
Technology Leaders Fund	1.40%

YOUR ACCOUNT

PRICING OF FUND SHARES

CALCULATING THE NAV—The Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time) on each day that the exchange is open (a “business day”). Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.  Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in the Fund’s portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees (“Valuation Procedures”). The Valuation Procedures authorize a committee, composed of members of the Board of Trustees and senior personnel of the Investment Adviser, to determine the fair value of any such security. As a general principle, the fair valuation of a security should reflect the amount that the Fund would reasonably expect to receive for the security upon its current sale to an arm’s-length buyer. The Pricing Committee may use any one or more of the following methods, among others, in establishing the fair value of a security:

10	Prospectus

■	A multiple of sale, revenue, or earnings;
■	A multiple of book value;
■	A discount from market of a similar freely traded security;
■	The purchase price of the security;
■	Any subsequent private transactions in the security or related securities.

If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES—The NAV of the Fund will fluctuate as the value of the securities it holds fluctuates. The Fund’s portfolio of securities is valued as follows:

1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	Options are valued at their closing mid-price on the principal exchange where the option is traded. Mid-price is the average of the closing bid price and the closing ask price.
5.
Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. These securities may include thinly traded securities or those that are restricted as to their resale.

The Fund has procedures, approved by the Board of Trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (sales, revenue, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. The Board of Trustees oversees the application of fair value pricing procedures.   The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which a Fund determines its NAV per share.

www.firsthandfunds.com	11

DOING BUSINESS WITH FIRSTHAND

Visit us online:	www.firsthandfunds.com
24 hours a day, 7 days a week, you may:
	■	Complete an online account application
	■	Review your current account balance and transaction history
	■	Check portfolio holdings and daily net asset values (“NAVs”)
	■	Buy, exchange, and sell shares of Firsthand Funds*
	■	Sign up for electronic delivery of shareholder communications (for shares held with brokers only)
	■	Sign up for quarterly e-mail alerts

Call us:	1.888.884.2675
Account services representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time.

Write us:	Shareholder Services
Firsthand Funds
P.O. Box 9836
Providence, RI 02940-8036

*	Certain restrictions, such as minimum and maximum transaction amounts, apply. Please visit our website or call us for more information.

HOW TO PURCHASE SHARES

Firsthand Technology Leaders Fund is closed to new investments.

ACCOUNT APPLICATION—To open a new account with Firsthand Funds, please complete an account application. Call 1.888.884.2675 or visit our website at www.firsthandfunds.com for an application.

RETIREMENT AND EDUCATION ACCOUNTS—In addition to regular (taxable) accounts, we also offer the following tax-advantaged investment options: Traditional IRAs, Roth IRAs, SEP-IRAs, and SIMPLE IRAs, and Coverdell Education Savings Accounts (“CESAs”). Please call Shareholder Services at 1.888.884.2675 if you would like more information about opening a retirement or an education account.

ACCOUNT MINIMUMS*

Type of Account	Initial Investment	Additional Investment
Regular Accounts	$2,000	$50
IRAs	$2,000	$50
CESAs	$500	$50

*
Lower minimums may be available through brokerage firms and other financial intermediaries. Financial intermediaries with omnibus accounts with the Fund may, with the Fund’s written consent, offer lower initial minimum investment amounts to clients.

12	Prospectus

There are several ways to purchase shares of the Fund. These options are described below.

By Mail
To Open Your Account
Mail your check, along with your properly completed account application, to Shareholder Services. Make your check payable to Firsthand Funds. No third-party checks, starter checks, foreign checks, traveler’s checks, money orders, or currency will be accepted.
To Add to Your Account
Mail your check, along with an investment slip from your account statement, to Shareholder Services.  If you do not have an investment slip, include a note with your name, the Fund name, and your account number.

Make your check payable to Firsthand Funds. Include your account number on your check. No third-party checks, starter checks, foreign checks, traveler’s checks, money orders, or currency will be accepted.

By Telephone
To Open Your Account
You may not open an account by phone.

To Add to Your Account
Call 1.888.884.2675 to buy additional shares. You may buy shares in amounts of at least $50 or as much as $50,000.

Telephone transactions are made by Automated Clearing House electronic funds transfer from a pre-designated bank account. Before requesting a telephone purchase, please make sure that we have your bank account information on file. If we do not have this information, please call Shareholder Services to request an application or visit our website.

Online
To Open Your Account
Visit www.firsthandfunds.com/online, to learn how you may download, complete, and submit an account application online.

To Add to Your Account
Go to www.firsthandfunds.com/online to visit our secure online transaction area.

By Wire
To Open Your Account
Before we can accept your wire, you must complete and submit a properly completed application to Shareholder Services. Call 1.888.884.2675 for wire instructions. Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.  Your bank may impose a charge for processing the wire.

www.firsthandfunds.com	13

To Add to Your Account
Call 1.888.884.2675 for wire instructions. Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.  Your bank may impose a charge for processing the wire.

Through Your Broker
To Open or Add to an Account
To open or add to an account, contact your broker or financial adviser. For more information, see “Purchase Through Your Broker” in this section.

CONFIRMATION—You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

PURCHASE THROUGH YOUR BROKER—You may also purchase shares through your broker. Where authorized by a Fund, orders will be priced at the NAV next computed after receipt by the broker. Consult your broker to determine when your orders will be priced.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place an order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. A transaction charge may be imposed by brokers for handling your order; there are no charges if Fund shares are purchased directly from Firsthand.

The Investment Adviser may pay additional compensation at its own expense (and not as an expense to the Fund) to certain financial intermediaries in connection with the sale or retention of Fund shares or shareholder servicing. These payments may be made to intermediaries that provide shareholder servicing and marketing support.

ADDITIONAL PURCHASE INFORMATION—Fund shares are sold on a continuous basis at the NAV next determined after Shareholder Services or Firsthand Funds receives your properly completed purchase order. If we receive your order before the close of business on the NYSE (normally 4:00 P.M. Eastern Time), your order will be priced at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Firsthand Funds or Shareholder Services. We may deduct the losses or fees from your existing account. Firsthand Funds reserves the right to limit the amount of investments and to refuse to sell to any person. If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

EXCHANGING AND SELLING SHARES

EXCHANGES—You may exchange all or a portion of your shares from one Firsthand fund to another Firsthand fund at the current NAV. You may exchange shares by mail,

14	Prospectus

by telephone, or online. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments, apply to exchanges, because an exchange is a redemption from one fund and a purchase into another. In particular, exchanges will be treated as a sale of shares and any gain on such transactions may be subject to federal income tax.

SELLING SHARES—Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request. The table below describes your options. Under the following circumstances, written instructions with a signature guarantee will be required to execute your transaction:

■	If you have changed the name(s) or address on your account within 30 days prior to a redemption request (online redemption requests will not be accepted in this situation);
■	If you want payment mailed to an address other than the one we have on file for your account;
■	If you want a redemption check made out to someone other than the account owner;
■	If the check is not being mailed to the address on your account;
■	If the check is not being made payable to the owner of the account;
■	If the redemption proceeds are being transferred to another Fund account with a different registration; or
■	If the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is a valuable safeguard to protect you and the Fund from fraud. You can get a signature guarantee from most banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee. Firsthand accepts only STAMP 2000 New Technology Medallion Guarantee Stamps.

TO SELL SHARES
By Mail
Send written instructions, including your name, account number, and the dollar amount (or the number of shares) you want to sell, to Firsthand Funds. Be sure to include all of the necessary signatures, and a signature guarantee, if required. You must sign your request exactly as your name appears on Firsthand’s account records.

A signature guarantee is required if you want to sell more than $50,000 worth of shares.

By Telephone
Call 1.888.884.2675 to redeem shares by telephone.

As long as your transaction is for $50,000 or less, and you have not changed the name or address on your account within the last 30 days, you can sell your shares by

www.firsthandfunds.com	15

phone. You can request to have your payment sent to you by an Automated Clearing House electronic funds transfer, wire, or mail. There is an $8 processing fee for wire payments.

You may not sell shares in an IRA or any other tax-deferred savings account by telephone. Please see your IRA application, which includes important disclosure, or call Shareholder Services for more details.

Online
Go to www.firsthandfunds.com/online to visit our secure online transaction area. Minimum and maximum transaction amounts apply. For more information, visit our website.

You may not sell shares in an IRA or any other tax-deferred savings account online. Please call Shareholder Services for more details.

Electronic Funds Transfer
Call or write to Shareholder Services, or visit us online to have your proceeds electronically transferred to a pre-designated bank account.

Before requesting an Automated Clearing House electronic funds transfer, please make sure that we have your bank account information on file. If we do not have this information, please call 1.888.884.2675 to request the proper form, or visit our website.

By Wire
Please call 1.888.884.2675 or submit your request by mail. You may request to have your proceeds wired directly to your pre-designated bank account. There is an $8 processing fee for redemptions paid by wire. Your bank may also impose a charge for processing the wire.

Through Your Broker
Contact your broker or financial adviser.

REDEMPTION PAYMENTS—Payment is normally made within seven days after the receipt of your properly completed redemption request. In extraordinary circumstances, we may suspend redemptions or postpone the payment of proceeds beyond seven calendar days when the NYSE is closed or during emergency circumstances, as determined by the SEC.

UNDELIVERABLE OR UNCASHED CHECKS—Any check tendered in payment of a redemption transaction, dividends, or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

16	Prospectus

SELLING SHARES THROUGH YOUR BROKER—You may also sell your shares through your broker. Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receive your request from your broker. Your brokerage firm may charge you a fee for handling your redemption. Your brokerage firm is responsible for processing your redemption promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place a redemption order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. Your broker may charge you a fee for handling your order.

SELLING RECENTLY PURCHASED SHARES—If you bought shares by check or an Automated Clearing House electronic funds transfer, it may take up to 15 days from the date of purchase for your check or electronic funds transfer to clear. We will send your redemption payment only after your check or electronic funds transfer has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

ADDITIONAL REDEMPTION INFORMATION—At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions.

SHAREHOLDER SERVICES

Firsthand Funds’ Transfer Agent, BNY Mellon Investment Servicing (U.S.) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), provides account and shareholder services for Firsthand Funds’ shareholders. The Transfer Agent processes purchases, redemptions, and exchanges; it also maintains shareholders’ accounts.

AUTOMATIC INVESTMENT PLAN—This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account either monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. You may sign up for the Automatic Investment Plan on your account application or by calling us. Although the minimum monthly investment is $50, the minimum for initial investments still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days’ prior written notice, to implement reasonable charges for this service. You may change the amount of your investment or discontinue the plan at any time by calling or writing to Shareholder Services.

PAYROLL DIRECT DEPOSIT PLAN—You may purchase Fund shares through direct deposit plans offered by certain private employers and government agencies. These plans enable you to have a portion of your payroll checks transferred automatically to purchase shares of the Fund. Contact your employer for additional information.

www.firsthandfunds.com	17

SYSTEMATIC WITHDRAWAL PLAN—This plan allows you to systematically sell your shares and receive regular payments from your account. You may arrange to receive payments monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. Payments can be sent to you by mail or by electronic funds transfer. The minimum monthly redemption is $50, and please note that the minimum account balance still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days’ prior written notice, to implement reasonable charges for this service. You may change the amount of your withdrawal or discontinue the plan at any time by calling or writing to Shareholder Services.

CHANGING BANKING INFORMATION— You may change your pre-designated bank or brokerage account at any time by writing to Shareholder Services. You must obtain a signature guarantee if you designate a bank account that includes a person who is not a registered shareholder of a Fund. Additional documentation will be required to change an account if shares are held by a corporation, fiduciary, or other organization.

TELEPHONE TRANSACTIONS—The telephone redemption and exchange privilege is automatically available to you when you open a new account. If you elect not to have telephone privileges when you open your account but later change your mind, you may write to Shareholder Services.

Processing and validating your bank account information takes about 14 business days. No telephone transactions may be initiated during this time. After your account information has been processed, you may call 1.888.884.2675 to conduct telephone transactions.

Firsthand Funds and Shareholder Services will not be liable for complying with telephone instructions we reasonably believe to be genuine. We will employ reasonable procedures to determine that telephone instructions are genuine, including requiring forms of personal identification before acting on instructions, providing written confirmation of the transactions, and/or recording telephone instructions. You can always decline the telephone redemption privilege on your account application, or you may call us at any time to cancel.

ACCOUNT POLICIES

MARKET TIMERS—Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Pursuant to policies and procedures adopted by the Board of Trustees, we may restrict or refuse purchases or exchanges into the Fund from market timers. These policies and procedures do not follow a strict quantitative process; instead, trading patterns have been identified and, if an account trades within an identified pattern, additional monitoring will occur. The Fund believes you may be considered a “market timer” if you:

■	Make more than two purchases and two sales in the Fund within any 90-day period, or

18	Prospectus

■	Make more than four purchases and four sales in a Fund within any 12-month period, or
■	Appear to follow a market-timing pattern that may adversely affect the Fund (e.g., frequent purchases and sales of Fund shares).

Periodic purchases or redemptions under a periodic purchase plan or periodic redemption plan are exempt from this market timing policy.

Although redemptions in violation of this policy will cause the Fund to restrict purchases and exchanges into the Fund, the Fund cannot restrict redemptions out of the Fund. A purchase or an exchange into the Fund that violates this policy normally will be blocked on the same day it is attempted.

The Fund does not accommodate frequent purchases or redemptions of the Fund’s shares.

Although the Fund has taken steps to discourage frequent purchases and redemptions of the Fund’s shares, they cannot guarantee that such trading will not occur.

ACCOUNT MAINTENANCE FEE—Because of the disproportionately high costs of servicing accounts with low balances, we charge a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see How to Purchase Shares). We will determine the amount of your investment in each account once per year, generally at the end of September. We will deduct the fee each year from each account with a balance below the applicable minimum investment amount at that time. Prior to assessing the annual account maintenance fee, however, we will notify you in writing and give you 60 days to either increase the value of your account to the minimum balance or close your account. Accounts that fall below the minimum as a result of market depreciation are not subject to this fee.

MAILINGS TO SHAREHOLDERS—All Firsthand Funds’ shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail (brokerage account shareholders may elect to receive these documents via e-delivery). Currently, Firsthand Funds and many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this “householding” plan, you may contact your broker or call us toll-free at any time, at 1.888.884.2675 or write to Shareholder Services. We will resume separate mailings to each member of your household within 30 days of your request.

LARGE REDEMPTIONS—Large redemptions can negatively affect the Fund’s investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of the Fund’s net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a “redemption in-kind”). In the case of a redemption in-kind, you will bear the market risk between the time you receive the distributed securities and the time you dispose of the securities.  You may also incur

www.firsthandfunds.com	19

brokerage commissions and other costs when selling the securities.  In the event you receive illiquid securities in-kind, you may not be able to sell those securities because they may be subject to resale restrictions or you may be able to sell those securities only at a substantial discount.

CUSTOMER IDENTIFICATION—We are required by law to obtain certain personal information from you that will be used to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number, and other information that will allow us to identify you.  We may also request to review other identifying documents such as a driver’s license, a passport, or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. Firsthand Funds reserves the right to reject any purchase order.  Firsthand Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure resulting from a failure to provide proper personal identification.

DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS—The Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions either by check or have them reinvested. Distributions are automatically reinvested in additional shares of the Fund at its NAV on the distribution date unless you elect to have your distributions paid by check. Please call us if you wish to change your distribution option or visit our website and make this change online. Income and capital gain distributions reduce the Fund’s NAV by the amount of the distribution on the ex-dividend date. If you have chosen the reinvestment option, we will credit to your account additional shares at the NAV on the ex-dividend date. If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gains. The Fund has the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES—The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Fund and its U.S. shareholders.

20	Prospectus

It does not apply to non-U.S. investors, tax-exempt investors, or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

TAXES ON DISTRIBUTIONS—Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally will be taxable to you as a long-term capital gain. An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Under current law, these reduced rates of tax for individuals generally will expire after December 31, 2012.  Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS—Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses may be disallowed.

Legislation passed by Congress in 2008 requires funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

ADDITIONAL TAX INFORMATION—In certain circumstances, Fund shareholders may be subject to backup withholding.

www.firsthandfunds.com	21

DISTRIBUTION ARRANGEMENTS

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The Distributor is compensated by the Investment Adviser.

The Fund does not charge any sales loads, deferred sales loads, or other fees in connection with the purchase of shares.

FINANCIAL HIGHLIGHTS

The financial highlights table describes the Fund’s financial performance and other financial information for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in the Fund would have earned or lost on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in our 2011 Annual Report to Shareholders. Please call 1.888.884.2675 to request a free copy of the Fund’s Annual Report, or visit our website at www.firsthandfunds.com to download the report.

FIRSTHAND TECHNOLOGY LEADERS FUND
Selected per share data and ratios for a share outstanding throughout each year

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value at beginning of year	$20.72	$19.11	$12.28	$23.06	$20.23
Income from investment operations:
Net investment loss	(0.24)	(0.20)	(0.17)	(0.21)	(0.29)
Net realized and unrealized gains (losses) on investments	(0.82)	1.81	7.00	(10.57)	3.12
Total from investment operations	(1.06)	1.61	6.83	(10.78)	2.83
Net asset value at end of year	$19.66	$20.72	$19.11	$12.28	$23.06
Total return	(5.12%)	8.42%	55.62%	(46.75%)	13.99%
Net assets at end of year (millions)	$29.8	$34.6	$38.0	$27.6	$63.5
Ratio of gross expenses to average net assets before waiver	1.87%	1.86%	1.92%	2.07%	1.96%
Ratio of net expenses to average net assets after waiver	1.85%	1.85%	1.90%	1.95%	1.95%
Ratio of net investment loss average net assets	(1.12%)	(0.94%)	(0.98%)	(1.03%)	(1.16%)
Portfolio turnover rate	22%	37%	25%	78%	35%

22	Prospectus

Privacy Policy Notice

Firsthand Capital Management, Inc. is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share information with the Firsthand Capital Management, Inc. and Firsthand Funds family of companies in the course of providing or offering products and services to best meet your investing needs.  We may also share information with our service providers (such as Firsthand Funds’ transfer agent and distributor) in order for them to process your requests and transactions. We prohibit our service providers from using the information that they receive from us for any purpose other than to provide service for your Firsthand Funds’ account.

We designed our privacy policy to protect your personal information. At Firsthand, access to such information is limited to those who need it to perform their duties, such as servicing your account, resolving problems, or informing you of new products or services. We maintain physical, electronic, and procedural safeguards that comply with federal privacy standards to guard your nonpublic information.

www.firsthandfunds.com	23

Firsthand Funds P.O. Box 9836 Providence, RI 02940-8036 www.firsthandfunds.com	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, CO 80203

Investment Adviser Firsthand Capital Management, Inc. 150 Almaden Blvd. Suite 1250 San Jose, CA 95113 www.firsthandcapital.com	Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. P.O. Box 9836 Providence, RI 02940-8036 1.888.884.2675

Additional information about the Fund is included in the Statement of Additional Information (“SAI”). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The Annual Report includes a discussion of the Fund’s holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Fund.

To obtain a free copy of any of these documents, or to request other information or ask questions about the Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our website at www.firsthandfunds.com.  Information about the Fund (including the Fund’s SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.942.8090. The Fund’s Annual and Semi-Annual reports and additional information about the Fund is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address:  publicinfo@sec.gov.

Firsthand and the interlocking “F” design are registered trademarks of Firsthand Funds.

Investment Company Act File No. 811-8268

Firsthand Funds are distributed by ALPS Distributors, Inc.

FIRSTHAND FUNDS
STATEMENT OF ADDITIONAL INFORMATION

April 30, 2012

TECHNOLOGY OPPORTUNITIES FUND (TEFQX)
(NAMED E-COMMERCE FUND BEFORE MAY 1, 2010)
ALTERNATIVE ENERGY FUND (ALTEX)

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus for the Funds dated April 30, 2012 (the “Prospectus”), as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at P.O. Box 9836 Providence, RI 02940-8036, by calling Firsthand Funds toll-free at 1.888.884.2675, or by visiting our website at www.firsthandfunds.com. Financial statements for the Funds for the fiscal year ended December 31, 2011, as contained in the Annual Report to Shareholders, are incorporated herein by this reference. Firsthand Funds’ Annual Report and Semi-Annual Report are available, free of charge, upon request, by calling the toll-free number shown above.

THE TRUST	2
DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS	2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS	10
INVESTMENT RESTRICTIONS	12
TRUSTEES AND OFFICERS	14
PROXY VOTING POLICIES	19
DISCLOSURE OF PORTFOLIO HOLDINGS	19
CODE OF ETHICS	20
PORTFOLIO MANAGER	21
INVESTMENT ADVISORY AND OTHER SERVICES	22
THE DISTRIBUTOR	24
SECURITIES TRANSACTIONS	25
PORTFOLIO TURNOVER	26
PURCHASE, REDEMPTION, AND PRICING OF SHARES	26
TAXES	27
PRINCIPAL SECURITY HOLDERS	31
CUSTODIAN	32
LEGAL COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
BNY MELLON GLOBAL INVESTMENT SERVICING (U.S.) INC.	33
FINANCIAL STATEMENTS	33
APPENDIX A – FIRSTHAND FUNDS PROXY VOTING POLICIES AND PROCEDURES	34
APPENDIX B – FIRSTHAND CAPITAL MANAGEMENT, INC. PROXY VOTING POLICIES AND PROCEDURES	37

THE TRUST

Firsthand Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was formed on November 8, 1993. Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. As of the date of this SAI, the Trust offers shares of three series, Firsthand Technology Opportunities Fund (named Firsthand e-Commerce Fund before May 1, 2010), Firsthand Alternative Energy Fund and Firsthand Technology Leaders Fund. Effective as of December 14, 2011, the Firsthand Technology Leaders Fund is closed to new investors. In May 2012, the Firsthand Technology Leaders Fund will seek shareholder approval to reorganize into the Firsthand Technology Opportunities Fund. Disclosure relevant to the Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund (each a “Fund” and collectively the “Funds”) is contained in this SAI. Each Fund is non-diversified and has its own investment objective and policies.

The shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual Funds, except on matters where a separate vote is required by the 1940 Act, or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund. Each share of a Fund is entitled to its pro rata portion of such distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of a Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Trust (or of any Fund or class) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the applicable Fund or class) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund or class) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund or class).

DEBT SECURITIES.  Each Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that, in the opinion of Firsthand Capital Management, Inc., the Funds’ investment adviser (the “Investment Adviser”), offer long-term capital appreciation possibilities because of the timing of such investments. Each Fund intends that no more than 35% of its total assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if a Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise, unless the Investment Adviser nonetheless expects the potential for capital gains (because, e.g., the debt obligations are convertible into equity securities).

Each Fund’s investments in debt securities may consist of investment grade securities rated BBB or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), as well as unrated securities. Below investment-grade securities have speculative characteristics, and changes in economic conditions or other circumstances are likely to lead to a weakened capacity to pay principal and interest compared to higher-grade securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s or in unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund’s policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. A Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. Therefore, repurchase agreements are treated as loans. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers that are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds’ custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities. No Fund currently uses repurchase agreements.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to a Fund’s investment criteria for portfolio securities and will be held by the custodian in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. Each Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to a Fund’s own advisory and administrative fees.

WARRANTS. Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of a Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment in the warrant).

FOREIGN SECURITIES. Subject to each Fund’s investment policies and quality standards, each Fund may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in a Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S.

investments, including political or economic developments; expropriation or nationalization of assets; restrictions on foreign investments and repatriation of capital; imposition of high (and potentially confiscatory) levels of foreign taxation, including foreign taxes withheld at the source; currency blockage (which would prevent cash from being brought back to the United States); and the difficulty of enforcing legal rights outside the United States.

OPTIONS. Each Fund may buy and sell put and call options. Such options may relate to particular securities or indices, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Each Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date.

Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the portfolio manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

In addition, put and call options may be used for income-generation purposes.  For example, if a portfolio manager believes that the stock price of a high-quality company that a Fund is interested in acquiring is more likely to rise than fall, the manager may write a put option on the stock, securing the premium paid as income to the Fund, and taking the calculated risk that he may be forced to own shares of the company at the strike price. Similarly, if a portfolio manager believes that the price of a stock a Fund owns is likely to remain the same or fall, the manager may write a call option on the stock, securing the premium paid as income to the Fund, and taking the calculated risk that the Fund may have to sell its shares at the strike price if the stock price rises.

Currently, none of the Funds intend to invest more than 10% of the value of their net assets in options transactions, and therefore it will not constitute a principal investment strategy. However, a Fund may commit up to 30% of its net assets to option strategies.

Purchasing Put and Call Options.  Each Fund may purchase put and call options. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices, among others. The Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option (plus related transaction costs) if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.  Each Fund may write (i.e., sell) put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. The Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. In addition, if the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

Currently, it is contemplated that each Fund will write only “covered” put and call options, and not “naked” call options. A call option written by a Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” below.

A put option written by a Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Options Positions” below.

OTC Options.  Each Fund may engage in over-the-counter (“OTC”) options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor options to their needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Asset Coverage for Options Positions.  Each Fund will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Additional Risks of Options
Market Risk.  Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Market risk is the primary risk associated with derivative transactions, such as options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk.  Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Liquidity of Options and Futures Contracts.  The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Funds’ ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options positions could also be impaired.

BORROWING. Each Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund may pledge its assets in connection with borrowings. While a Fund’s borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities. However, no Fund uses reverse repurchase agreement.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of a Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes a Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds’ custodian in an amount equal to or greater than the market value of the loaned securities. Each Fund will limit loans of its portfolio securities to no more than 30% of the Fund’s total assets. It is expected that the Funds will commit substantially less than 30% of their total assets to loans of portfolio securities.

For lending its securities, a Fund receives from the borrower one or more of (a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). A Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of a Fund’s loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the “Code”), and must permit a Fund to reacquire loaned securities in time to vote on any important matter.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets (determined at the time of the acquisition) in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of such securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices due to reduced market demand for restricted securities. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede a public offering of these securities and the mutual fund may experience difficulty satisfying redemption requirements due to delays or impediments discussed above.

In addition, each Fund may invest in illiquid securities that are venture capital investments. Such securities are extremely difficult to price for a variety of reasons. Because those securities are rarely traded, even among institutional investors, a reliable arms-length price often is not available as a pricing benchmark. Pricing of such a security is based on the Investment Adviser’s analysis of its fair value. This is a highly subjective measure and will likely vary from the valuation accorded to the same security by other investors. Furthermore, the value of illiquid securities of private companies depends heavily on the complex legal rights attached to the securities themselves that are very difficult to evaluate and that, oftentimes, are different even among investors of the same company.

Furthermore, while the Investment Adviser frequently monitors each private equity investment to assess when to fair value such securities, it is possible that a delay may occur between the time when an event that may necessitate a repricing occurs and the time the Investment Adviser is informed of that event. Delays in repricing can also arise due to the time it takes the Investment Adviser to conduct its pricing analysis and for the Pricing Committee to convene, deliberate and decide on a final pricing decision.

Due to the inherent imprecision of pricing of illiquid securities and the variation of factors that might cause a repricing event, the Investment Adviser does not attempt to reprice based on a fixed time schedule, but, rather, reprices usually when material events, sufficient to warrant a repricing, have occurred. Even the determination of the occurrence of an event that necessitates a repricing is a subjective matter.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Adviser and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in a Fund’s portfolio.

INVESTING IN OTHER INVESTMENT COMPANIES. The Funds may invest in the securities of other investment companies and currently intend to limit their investments in securities issued by other investment companies in accordance with the limitations set forth in the 1940 Act, which requires that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of any of the individual Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the respective Fund.

As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY’S AND STANDARD & POOR’S FOR CORPORATE BONDS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS. THE FUNDS MAY ALSO INVEST IN BONDS RATED BELOW THESE LEVELS AND UNRATED BONDS.

MOODY’S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

STANDARD & POOR’S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY’S AND STANDARD & POOR’S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS. THE FUNDS MAY ALSO INVEST IN PREFERRED STOCKS RATED BELOW THESE LEVELS AND UNRATED PREFERRED STOCKS.

MOODY’S

Aaa - An issue that is rated Aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa - An issue that is rated Aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A - An issue that is rated A is considered to be an upper-medium-grade preferred stock. Although risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa - An issue that is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR’S

AAA - This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions than preferred stocks in higher-rated categories.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. No Fund shall:

1.
Underwrite the securities of other issuers, except that a Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

2.	Purchase or sell real estate or interests in real estate, but a Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3.
Purchase or sell commodities or commodity contracts, including futures contracts, except that the Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

4.
Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of a Fund’s total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of a Fund’s total assets.

5.	Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

6.
Borrow money from banks except for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of a Fund’s total assets at the time any borrowing is made. While a Fund’s borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

7.
Purchase or sell puts and call options on securities, except that Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund may purchase and sell puts and calls on stocks and stock indices.

8.	Make short sales, except for the Firsthand Alternative Energy Fund which may engage in short sales.

9.	Participate on a joint or joint-and-several basis in any securities trading account.

10.	Purchase the securities of any other investment company except in compliance with the 1940 Act.

No Fund shall issue senior securities, except as permitted by its investment objective, policies, and restrictions, and except as permitted by the 1940 Act and rules, regulations, and interpretations of the Securities and Exchange Commission (“SEC”). The following transactions, for example, are among activities that are currently permitted by the 1940 Act and will not be deemed to be senior securities: (1) the making of time or demand deposits with banks, (b) the issuance of additional series or classes of securities that the Board of Trustees may establish, (c) the Fund’s futures, options and forward transactions that are fully collateralized with liquid assets, and (d) to the extent consistent with the 1940 Act and the applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales.

In addition, each Fund has adopted a fundamental policy of concentrating its investments in certain  industries,  as set forth in the table below:

Fund	Industries of Concentration
Firsthand Technology Opportunities Fund	Computer Computer peripheral Internet Mass Storage Device Semiconductor Software Telecommunications
Firsthand Alternative Energy Fund	Alternative energy Clean technology

Certain Funds have also adopted the non-fundamental investment restrictions set forth below. These restrictions may be changed by the affirmative vote of a majority of the Trustees.

1.	Under normal circumstances the Firsthand Technology Opportunities Fund will invest at least 80% of its net assets in high-technology companies.

2.	Under normal circumstances, Firsthand Alternative Energy Fund will invest at least 80% of its net assets in alternative energy companies.

3.	Each Fund will provide 60 days’ notice to its shareholders prior to changing its 80% policy set forth above.

4.	The Funds will not hypothecate, mortgage, or pledge more than one-third of their respective assets.

5.
The Funds will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Funds’ net assets would be invested in illiquid securities.

With respect to the percentages adopted by each Fund as maximum limitations on a Fund’s investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of a change in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust. The Declaration of Trust has been filed with the SEC and is available upon request from the Trust. Pursuant to the Declaration of Trust, the Trustees have elected officers including a president, secretary, treasurer, and chief compliance officer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Information about the Trustees and officers of the Funds is set forth in the following table.

Name, Year of Birth, Positions(s) Held With Funds and Address	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex*** Overseen by Trustee	Other Trusteeships Held by Trustees
Disinterested Trustees:
Greg Burglin (1960) Trustee 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	Four	None**
Rodney D. Yee (1960) Trustee 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2010
Mr. Yee is Chief Operating Officer, Chief Financial Officer and Treasurer of  ASA Gold and Precious Metals Limited (a closed end investment company traded on the NYSE) from 2010 to present; Chief Operating Officer and Chief Compliance Officer of CCM Partners (an investment adviser) from 2005 to 2010.
			Four	None**
Interested Trustee:
Kevin Landis(2) (1961) Trustee/President 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 1994
Mr. Landis is President and Chief Investment Officer of FCM since 2009; President and Chief Executive Officer of Firsthand Funds since 1994; Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Leaders Fund from 1997 to 2011, and of Firsthand Technology Opportunities Fund since 1999.
			Four	One**±

Name, Year of Birth, Positions(s) Held With Funds and Address	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex*** Overseen by Trustee	Other Trusteeships Held by Trustees
Officers*:
Nicholas P. Petredis (1951) Chief Compliance Officer 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2008	Mr. Petredis has been a principal of Petredis Law Offices from 1993 to present. He was Managing Director and Senior Counsel of Firsthand Capital Management, Inc. from 2000 to 2001.	N/A	N/A
Kevin Landis (1961) President and Secretary 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2009
Mr. Landis is President and Chief Investment Officer of FCM since 2009; President and Chief Executive Officer of Firsthand Funds since 1994; Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Leaders Fund from 1997 to 2011, and of Firsthand Technology Opportunities Fund since 1999.
			N/A	N/A
Omar Billawala (1961) Treasurer 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2011	Mr. Billawala has been the Chief Operating Officer of Firsthand Capital Management, Inc. since 2011. From 2009 to 2011, he was the President of a similarly named company (Firsthand Capital Management, Inc.) (“old FCM”). From 1999 to 2009 he was the Chief Operating Officer of the old FCM.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.
**
Messrs. Burglin and Landis each served as a Trustee of Black Pearl Funds, a registered investment company, from its inception in September, 2005 through its liquidation in August, 2008. Messrs. Burglin, Yee and Landis each serve as a Director of Firsthand Technology Value Fund, Inc., a closed-end investment company that has elected to be treated as a “business development company” under the Investment Company Act of 1940.

***
The Fund Complex consists of the Technology Opportunities Fund, the Alternative Energy Fund, the Technology Leaders Fund and the Technology Value Fund, Inc. Effective as of December 14, 2011, the Technology Leaders Fund is closed to new investors. In May 2012, Technology Leaders Fund will seek shareholder approval to reorganize into the Technology Opportunities Fund.

±	Mr. Landis also currently sits on the board of directors for one private company: Silicon Genesis Corp.
(1)	Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.
(2)	Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.

As of December 31, 2011, none of the disinterested Trustees had any ownership of securities of the Investment Adviser, ALPS Distributors, Inc. (the “Distributor”), or any affiliated person of the Investment Adviser or Distributor.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the Trust as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities Held in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies
Interested Trustee:
Kevin Landis		Over $100,000
Firsthand Technology Opportunities Fund	Over $100,000
Firsthand Alternative Energy Fund	$50,001 - $100,000

Disinterested Trustees:
Greg Burglin		None
Firsthand Technology Opportunities Fund	None
Firsthand Alternative Energy Fund	None

Rodney D. Yee		None
Firsthand Technology Opportunities Fund	None
Firsthand Alternative Energy Fund	None

TRUSTEE COMPENSATION

For the Year Ended December 31, 2011

Name and Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Total Compensation From Funds and Fund Complex Paid to Trustees
Interested Trustee:
Kevin M. Landis, Trustee/President	None	None	None
Disinterested Trustees:
Greg Burglin	$7,900	None	$7,900
Rodney Yee	$7,900	None	$7,900

STANDING COMMITTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of matters of importance to disinterested Trustees, the Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, a Nominating Committee, and a Pricing Committee.

The Audit Committee is composed of all the disinterested Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function, and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. During the fiscal year ended December 31, 2011, the Audit Committee held two meetings.

The Nominating Committee is composed of all the disinterested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either interested persons or disinterested persons of the Trust. The Trust does not have a formal policy for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2011, the Nominating Committee did not meet.

The Pricing Committee is composed of (i) at least one disinterested Trustee, (ii) any two officers of the Trust, and (iii) the principal portfolio manager for each Fund that holds the security or securities being valued. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31, 2011, the Pricing Committee held five meetings.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board of Trustees (“Board”) oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Trust’s Investment Adviser, the Portfolio Manager, the Distributor, Administrator, Sub-Administrator, Custodian, and Transfer Agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of each Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of any Fund’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Pricing Committee, as discussed above. Two out of three Trustees of the Trust are Independent Trustees and each of the Audit and Nominating Committee is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman and Chief Executive Officer of Firsthand Capital Management, Inc. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. In developing its structure, the Board has determined that the function and composition of the Audit, Nominating and Pricing Committees are appropriate means to provide effective oversight on behalf of Fund shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Board receives periodic reports on compliance and operational risks as well as reports from the Chief Compliance Officer on risks. The Audit Committee also meets periodically with the Adviser and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function and operational and business risks issues. The full Board receives reports from the Adviser and Portfolio Manager as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board has delegated the day-to-day activities of the Funds to the Adviser and other service providers and maintains risk management oversight. However, even thought this practice could mitigate the identified risks, it would not be able to eliminate all risks. Not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of a Fund or the Adviser, its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes and Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has either served on the board for another mutual fund trust affiliated with the Adviser: Black Pearl Funds or otherwise has mutual fund industry experience. In addition, in their service to the Trust, they have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board of Trustees is reviewed.

PROXY VOTING POLICIES

Proxy voting policies and procedures for the Trust and the Investment Adviser are attached to this SAI as Appendix A and Appendix B, respectively.

Information regarding how the Investment Adviser voted proxies during the one-year period ended June 30th is available by calling 1.888.884.2675. The Funds’ voting record is also available on the Fund’s website at www.firsthandfunds.com/proxy and on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds. No information concerning the portfolio holdings of the Funds may be disclosed to any third party (including individual investors, institutional investors, intermediaries, third-party service providers to the Investment Adviser or the Funds, rating and ranking organizations, and affiliated persons of the Funds or the Investment Adviser) unless such disclosure is compliant with the Policy. The Policy is overseen by the Funds’ Chief Compliance Officer (“CCO”) and provides that the Funds will disclose their holdings on the Funds’ website www.firsthandfunds.com per the following schedule:

	Disclosure Frequency	Disclosure Delay
Full Portfolio for each Fund	Quarterly	45 days
Top 10 Holdings for each Fund	Quarterly	45 days
Portfolio Statistics (e.g., total net assets, number of holdings, market capitalization, R2 and beta)	Quarterly	45 days

The Funds periodically disclose portfolio holdings on a confidential basis to service providers that require such information in connection with their performance of services for the Funds. Such service providers include, among others, the Investment Adviser, administrator, sub-administrator, fund accountant, underwriter/distributor, transfer agent, outside auditors, and legal counsel. Such service providers may receive the information on a real-time or delayed basis, depending on the type of services they perform for the Funds. In addition, the Funds may distribute portfolio holdings to mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses, provided that each such third party signs a confidentiality agreement and agrees not to disseminate the portfolio holdings to third parties likely to trade on this information. In addition, the Funds, the Investment Adviser, or their affiliates may disclose portfolio holdings that have already been made public on the Funds’ website or SEC filing in marketing literature or to the media, brokers, or other interested persons.

The Policy is designed to ensure that disclosure of information regarding the Funds’ portfolio holdings is in the best interests of shareholders, including any potential conflicts of interest between the Funds’ shareholders and the Investment Adviser, principal underwriter, or affiliated person thereof. The Board of Trustees has authorized the senior officers of the Funds and the senior officers of the

Investment Adviser to disclose portfolio holdings in conformity with such procedures. In the event a material issue, conflict of interest, or other exception to the Policy is identified, the CCO will address the matter and report to the Board of Trustees at their next regular quarterly meeting.

The Policy may not be waived, and exceptions cannot be made to allow disclosure of nonpublic portfolio information, without the consent of the Investment Adviser’s Chief Compliance Officer or the Trust’s Chief Executive Officer or Chief Legal Officer, in cases that they deem necessary or appropriate. All waivers or exceptions made relating to the Funds will be disclosed to the Trust’s Board of Trustees no later than its next regularly scheduled quarterly meeting. Furthermore, nobody is allowed to accept compensation in connection with disclosure of nonpublic portfolio information.

CODE OF ETHICS

The Trust and the Investment Adviser have adopted a joint code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. The code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the code of ethics prohibits access persons from purchasing or selling securities that may be purchased or held by a Fund unless certain conditions are satisfied. For purposes of the code of ethics, an access person means (i) a director, a trustee, or an officer of a fund or an investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or an investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or an investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. The Portfolio manager and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments, and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities that are eligible for purchase by a Fund. The code of ethics for the Trust and the Investment Adviser is on public file with, and is available from, the SEC.

The principal underwriter has adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”). The Code of Ethics permits Fund personnel to invest in securities for their own accounts and are on file with, and available from, the SEC.

PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY INVESTMENT ADVISER OF FIRSTHAND FUNDS

Firsthand Capital Management, Inc.

The following tables provide information about the registered investment companies and other pooled investment vehicles and accounts managed by the Investment Adviser as of December 31, 2011.

Other Accounts Managed – Total

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kevin Landis	1	$113 million	None	$0	None	$0

Other Accounts Managed – Of Total listed above, those for which advisory fee is based on performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kevin Landis	1	$84 million	None	$0	None	$0

POTENTIAL CONFLICTS OF INTEREST
Firsthand Capital Management, Inc.
Firsthand Capital Management, Inc.’s (“Firsthand Capital Management”) portfolio managers are responsible for portfolios in several different investment styles and investment accounts, including mutual funds, hedge funds, and separate accounts. Each portfolio manager makes investment decisions for his portfolio based on that portfolio’s investment objectives, strategies, and policies. However, because of differences in investment objectives, strategies, and restrictions, account size, and fee structure (performance-based vs. fixed), conflicts of interest may exist. As a result, a portfolio manager may purchase securities for one portfolio and not another and may, in fact, purchase a security for one portfolio while appropriately selling the same security for another portfolio. In addition, some of these portfolios have fee structures that result in higher fees than those paid by the Funds to Firsthand Capital Management.

Firsthand Capital Management’s objective is to provide the same high-quality investment services to all clients, while meeting our fiduciary obligations to treat all clients fairly. Firsthand Capital Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts that may arise from managing multiple accounts for multiple clients. Firsthand monitors a variety of areas, including compliance with the firm’s Code of Ethics, trade and IPO allocation, and compliance with the Fund’s objective, policies, and procedures.

COMPENSATION
Firsthand Capital Management, Inc.
Compensation for portfolio managers and members of the portfolio management team contains both fixed and variable components. The fixed component consists of a competitive salary and benefits. The variable component consists of periodic bonuses, which are based on the portfolio manager’s or team member’s investment performance (both individually and as part of a team), and qualitative elements such as teamwork, compliance, effort, and quality of research. The annual bonus pool for portfolio managers and other investment professionals is determined by the Investment Adviser and is based on the overall performance of its managed portfolios, the overall performance of the company, and assets under management. Individuals who do not carry portfolio manager titles, such as analysts who are members of a portfolio management team, may receive portfolio management bonuses in addition to other bonuses not related to portfolio management.

DISCLOSURE OF SECURITIES OWNERSHIP
The table below sets forth the amount of shares beneficially owned by the portfolio manager in each Fund(s) for which he serves as portfolio manager as of December 31, 2011, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Portfolio Manager	Technology Opportunities Fund	Alternative Energy Fund
Kevin Landis	$100,001 - $500,000	$50,001 - $100,000

INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc. (formerly called “SiVest Group, Inc.”) (hereinafter referred to as the “Investment Adviser”, “Firsthand Capital Management” or “FCM”), 150 Almaden Blvd., Suite 1250, San Jose, California 95113, is registered as an investment adviser with the SEC. The Investment Adviser is controlled by Kevin M. Landis. From August 9, 2009, FCM serves as the Investment Adviser. From 1994 to August 3, 2009, another investment adviser with an identical name (Firsthand Capital Management, Inc.)(“old FCM”) was the investment adviser to each series of the Trust.

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Adviser, the Investment Adviser shall provide each Fund with investment research, advice, management, and supervision and shall manage the investment and reinvestment of the assets of each Fund consistent with each Fund’s investment objective, policies, and limitations.

Prior to August 3, 2009, pursuant to the Advisory Agreement for Firsthand Technology Opportunities  Fund, the Fund paid to old FCM, as the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement required old FCM to waive fees and/or, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund’s total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

Prior to August 3, 2009, pursuant to the Advisory Agreement for Firsthand Alternative Energy Fund, the Fund paid to old FCM on a monthly basis, an advisory fee at an annual rate of 1.65% of its average daily net assets. The Advisory Agreement required old FCM to waive fees and/or, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses to 2.10% of its average net assets up to $200 million, 2.05% of such assets from $200 million to $500 million, 2.00% of such assets from $500 million to $1 billion, and 1.95% of such assets in excess of $1 billion. Old FCM also agreed to donate a portion of its management fees collected, amounting to 0.20% of Firsthand Alternative Energy Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.

Under the Administration Agreement, the Fund’s Administrator assumed responsibility for payment of all of the Fund’s operating expenses excluding certain expenses, for example, brokerage and commission expenses, short sale expenses, litigation costs, and any extraordinary and non-recurring expenses. The Advisory Agreement continues from year to year, provided that its continuance is approved at least annually by the Board and the disinterested trustees.

Effective August 3, 2009, pursuant to the Advisory Agreement for Firsthand Technology Opportunities Fund, the Fund paid to SiVest as the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.40% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and/or, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund’s total operating expenses to 1.85% of its average net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion, excluding acquired fund fees and expenses.

Effective August 3, 2009, pursuant to the Advisory Agreement for Firsthand Alternative Energy Fund, the Fund paid to FCM as the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.53% of its average daily net assets. The Advisory Agreement requires FCM to waive fees and/or, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses to 1.98% of its average net assets up to $200 million, 1.93% of such assets from $200 million to $500 million, 1.88% of such assets from $500 million to $1 billion, and 1.83% of such assets in excess of $1 billion. FCM has also agreed to donate a portion of its management fees collected, amounting to 0.20% of Firsthand Alternative Energy Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.

Under the Administration Agreement, the Fund’s Administrator has assumed responsibility for payment of all of the Fund’s operating expenses excluding certain expenses, for example, brokerage and commission expenses, short sale expenses, litigation costs, and any extraordinary and non-recurring expenses. The Advisory Agreement continues from year to year, provided that its continuance is approved at least annually by the Board and the disinterested trustees.

For the fiscal years ended December 31, 2011, 2010, and 2009 Firsthand Technology Opportunities Fund paid advisory fees of $1,506,790; $681,038; and $377,268, respectively. For the fiscal years ended December 31, 2011, 2010, and 2009, Firsthand Alternative Energy Fund paid advisory fees of $85,918; $98,234; and $84,569 respectively.

By its terms, the Advisory Agreement with FCM remains in force for one year initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund’s outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. At each quarterly meeting of the Board of Trustees, the Board reviews the performance information and nature of services provided by the Investment Adviser.

The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser for each Fund wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Funds. Pursuant to the Administration Agreement, the Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Funds’ security transactions and the Funds’ books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement for Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund, each Fund pays to the Investment Adviser, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. The compensation payable under the Administration Agreement to the Investment Adviser in each year shall be reduced by the amount of compensation paid by the Trust during such year to the disinterested Trustees for their services.

For the fiscal years ended December 31, 2011, 2010, and 2009, Firsthand Technology Opportunities Fund paid administrative fees of $484,326; $218,905; and $117,136, respectively. For the fiscal years ended December 31, 2011, 2010 and 2009, Firsthand Alternative Energy Fund paid administrative fees of $25,270; $28,893; and $23,909, respectively.

The Administration Agreement may be terminated by the Trust at any time, on 60 days’ written notice to the Investment Adviser, without penalty, either (a) by vote of the Board of Trustees or (b) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Adviser on 60 days’ written notice to the Trust.

THE DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, serves as principal underwriter for the Trust pursuant to a distribution agreement (“Distribution Agreement”). Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that it will continue in effect for two years initially and from year-to-year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated on 60 days’ notice, without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding shares of the Funds, or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

SECURITIES TRANSACTIONS

The Investment Adviser furnishes advice and recommendations with respect to the Funds’ portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds’ portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

Subject to approval and review by the Board and the Trust’s soft-dollar policy and procedures then in effect, the Investment Adviser may direct the Funds’ portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with “soft dollars.”

The Investment Adviser will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Adviser’s other investment accounts. The Funds may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the “third market” (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Funds’ own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

Firsthand Technology Opportunities Fund paid brokerage commissions of $246,941; $149,913; and $14,847 during the fiscal years ended December 31, 2011, 2010, and 2009, respectively. Firsthand Alternative Energy Fund paid brokerage commissions of $2,037; $6,577; and $9,966 during the fiscal years ended December 31, 2011, 2010, and 2009, respectively. The increase in commissions paid by Firsthand Technology Opportunities Fund in 2011 is due to higher average assets from 2010 ($48.7 million) to 2011 ($107.6 million).

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could reduce a Fund’s returns. High portfolio turnover can also result in adverse tax consequences to a Fund’s shareholders. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES. Properly completed orders for shares that are received by Shareholder Services prior to the close of business on the New York Stock Exchange (the “NYSE”) are priced at the net asset value per share computed as of the close of the regular session of trading on the NYSE on that day. Properly completed orders received after the close of the NYSE, or on a day the NYSE is not open for trading, are priced at the net asset value at the close of the NYSE on the next day on which the NYSE is open for trading.

As stated in the current Prospectus for the Funds, under the “Orders Through Your Broker” section, the Trust has authorized brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. Shareholder Services will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. A customer order placed through an authorized broker or the broker’s authorized designee will be priced at the Fund’s net asset value next computed after the order is accepted by the broker or the broker’s designee.

The Distributor has entered into an agreement, on behalf of the Trust, with each so-called “financial intermediary” (typically, a broker-dealer, bank or retirement plan administrator) that holds shares of a Fund in its name rather than the name of the ultimate beneficial shareholder. Under that agreement, the financial intermediary is required to provide certain information to the Funds and the Distributor about the identity of, and transactions effected by, the underlying shareholder upon request. Normally, the Funds or the Distributor would request that information if disruptive or short-term trading is suspected. The agreement also requires the financial intermediary, upon the request of the Funds or the Distributor, to refuse to execute purchases or exchanges by a shareholder believed to have engaged in such disruptive trading.

REDEMPTION OF SHARES. The payment of a redemption may not be postponed for more than seven calendar days after the receipt of a shareholder’s redemption request is made in accordance with the procedures set forth in the “Exchanging and Selling Shares” section of the Prospectus, (and the right of redemption may not be suspended), except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closing) or during which the SEC determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (c) for any other period that the SEC may by order permit for your protection.

When you request a redemption, the Trust will redeem all or any portion of your shares of a Fund in accordance with the procedures set forth in the “Exchanging and Selling Shares” section of the Prospectus.

CALCULATION OF SHARE PRICE. The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 P.M., Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. Because a Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days when a Fund does not price its shares, the net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see “Pricing of Fund Shares” in the Prospectus.

TAXES

The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the Internal Revenue Service (“IRS”) may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year:  (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12-month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if:  (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Current federal income tax law provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not.)  Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she has held the Fund shares producing the distribution for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of a Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

If a Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code’s rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, an exchange, a redemption, or a repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells or exchanges shares of the Funds that he or she has held for less than six months and on which he or she has received distributions of capital gains (unless otherwise disallowed), any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. These loss disallowance rules do not apply to losses realized under a periodic redemption plan. Any loss realized on the disposition of shares of the Funds will be disallowed by the “wash sale” rules to the extent the disposed shares are replaced (including through the receipt of additional shares through reinvested distributions) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, U.S. shareholders will be subject to “back-up” withholding on their income, and, potentially, capital gain dividends and redemption proceeds, attributable to their shares of the Fund.

Provided that a Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Funds.

Prospective shareholders should be aware that the investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. A Fund could be required at times to liquidate investments prematurely in order to satisfy a Fund’s minimum distribution requirements.

Legislation passed by Congress in 2008 requires funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, a Fund will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Funds. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state, and local taxes to an investment in the Funds.

PRINCIPAL SECURITY HOLDERS

As of April 2, 2012, the following persons owned of record or beneficially 5% or more of the shares of the Funds:

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND:

NAME AND ADDRESS	% OWNERSHIP
CHARLES SCHWAB CO. INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	31.88%
NATIONAL FINANCIAL SERVICES CORP. 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	23.77%
AMERITRADE INC. PO BOX 2226 OMAHA, NE 68103-2226	7.41%

FIRSTHAND ALTERNATIVE ENERGY FUND:

NAME AND ADDRESS	% OWNERSHIP
NATIONAL FINANCIAL SERVICES CORP. 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	47.15%
CHARLES SCHWAB CO. INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	12.91%
AMERITRADE INC. PO BOX 2226 OMAHA, NE 68103-2226	9.71%

For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

As of April 2, 2012, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Firsthand Technology Opportunities Fund, and the officers and Trustees of the Trust, as a group, beneficially owned 1.63% of Firsthand Alternative Energy Fund.

CUSTODIAN

The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286, is the Custodian for each Fund’s investments. BNY Mellon acts as each Fund’s depository, safe-keeping the portfolio securities, collecting all income and other payments with respect to the Fund, disbursing funds as instructed, and maintaining records in connection with its duties.

LEGAL COUNSEL AND INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The law firm of Paul Hastings LLP, 55 Second Street, San Francisco, CA 94105, acts as legal counsel for the Trust.

The firm of Tait, Weller & Baker LLP is the Trust’s independent registered public accounting firm. Tait, Weller & Baker LLP performs an annual audit of the Trust’s financial statements and advises the Trust as to certain accounting matters.

BNY MELLON GLOBAL INVESTMENT SERVICING (U.S.) INC.

BNY Mellon (formerly, PNC Global Investment Servicing (U.S.) Inc.), 4400 Computer Drive, Westborough, Massachusetts 01581 provides sub-administrative and accounting services to each Fund. For the performance of sub-administrative and accounting services, the Investment Adviser pays an asset-based fee computed daily and paid monthly. For the fiscal years ended December 31, 2011, 2010  and 2009, BNY Mellon received $188,211; $235,061; and $26,711 for these services from the Investment Adviser. Prior to November 23, 2009, Citi Fund Services Ohio, Inc. (“Citi”) (the Trust’s former service provider) received $268,082 for sub-administrative and accounting services from the Investment Adviser at that time. BNY Mellon also performs transfer agent services for each Fund. For the performance of these transfer agent services, the Investment Adviser pays BNY Mellon per-account fees for each shareholder account and certain other related fees.

FINANCIAL STATEMENTS

Financial statements for Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund, for the fiscal year ended December 31, 2011 as contained in the Firsthand Funds’ Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX A

FIRSTHAND FUNDS
PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of Firsthand Funds (the “Trust”) has determined that it is in the best interests of the Trust and its respective series (each, a “Fund” and collectively, the “Funds”) for the Trust to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I.         Policy
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SiVest Group, Incorporated (the “Adviser”) as a part of the Adviser’s general management of the Funds’ portfolios, subject to the Board’s continuing oversight. The Board of Trustees of the Trust (the “Board”) hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II.        Fiduciary Duty
The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.      Procedures
The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trust at least annually. Such voting record information shall be in a form acceptable to the Trust and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trust and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest1, the Adviser shall submit a

1
As it is used in this document, the term “conflict of interest” refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter’s or Adviser’s independence of judgment and action with respect to the voting of the proxy.

separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund’s principal underwriter or Adviser and the applicable Fund’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trust that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trust of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.       Revocation
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.        Annual Filing
The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.       Disclosures
A. The Trust shall include in its registration statement:

1.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.     Review of Policy
The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX B

FIRSTHAND CAPITAL MANAGEMENT, INCORPORATED
PROXY VOTING POLICIES AND PROCEDURES

I.          Introduction
The following shall represent the proxy voting policies and procedures of Firsthand Capital Management, Inc. (the “Adviser”) with respect to the voting of shares owned by advisory clients on the relevant record dates over which it has discretionary voting authority (“Proxies”).

II.        Duty of the Adviser And General Policy
The right to vote Proxies with respect to portfolio securities held by an advisory client is an asset of the client. The Adviser, to which authority to vote on behalf of the advisory client is delegated, shall act as a fiduciary of such client. Decisions regarding the voting of Proxies shall be made solely in the best interest of the advisory client considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a Proxy vote and without regard to its own self interest or that of its affiliates. The exclusive purpose shall be to provide benefits to the advisory client by considering those factors that affect the value of the security with respect to which a Proxy is issued. With respect to potential conflicts of interest, the Adviser will vote proxies in accordance with the Adviser’s predetermined policies and guidelines.

The Adviser has adopted the following guidelines to provide a framework within which the Proxies will be voted.
III.       Proxy Voting Guidelines
As a general rule the Adviser shall cause the Proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. The Adviser shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the advisory client and, therefore, provide reasons for voting against management.

1.	Voting rights shall be exercised on all decisions that the Adviser has determined have a material effect on the value of the security.

2.	Voting rights shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and longer-term consequences.

3.	Voting rights shall be exercised to give the greatest benefit to the advisory client. This includes considering the advisory client’s existing rights and ability to participate in corporate decisions.

IV.       Proxy Committee
The Proxy Committee (the “Committee”) meets as needed to administer the Adviser’s proxy review and voting process and to revise and update the policies as new issues arise. The Committee may cause the Adviser to retain one or more vendors to review, monitor and recommend how to vote Proxies in a manner substantially consistent with the policies and then ensure such Proxies are voted on a timely basis. The Committee is comprised of two members of the Adviser’s portfolio management and research departments.

V.       Procedures

1.
As described above, the Adviser may designate a third party agent to recommend votes and/or cast such votes on behalf of the advisory client (the “Proxy Administrator”). If the Adviser has engaged a Proxy Administrator, then the Proxy Administrator shall recommend the vote to be cast with respect to each Proxy proposal and forward in a timely manner to the Committee a report summarizing the proposal and how the Proxy Administrator intends to vote. At least annually, the Committee will review the Proxy Administrator’s proxy voting guidelines to confirm that they are consistent with the Adviser’s policies and procedures.

2.
The Committee shall review each report forwarded by the Proxy Administrator, if applicable, and may direct changes to be made. The Committee will promptly communicate to the Proxy Administrator the Committee’s views on the Proxy Administrator’s recommendation.

3.	In the event that the Committee does not object to the voting method proposed by the Proxy Administrator, the matters shall be voted as proposed.

4.	In the event that the Committee objects to the voting method proposed by the Proxy Administrator, the matters shall be voted as described below under Section VI.

5.
The Committee shall monitor implementation of Proxy voting and, in the event that the Adviser has retained a Proxy Administrator, the Committee shall monitor the performance of the Proxy Administrator.

6.	If the Adviser does not retain a Proxy Administrator, then the Adviser shall designate one or more of its employees to recommend specific Proxy votes and policies.

VI.       Overriding the Proxy Administrator’s Recommendations
From time to time, a portfolio manager, an analyst or other member of the Committee may disagree with the Proxy Administrator’s recommendation on how to vote Proxies for one or more resolutions. All requests to change a vote must be given to a member of the Committee for independent review by the Committee. Following receipt of such request, the Committee shall follow the following process:

1.
Complete a Proxy Override Request Form which contains (a) information regarding the resolution in question, (b) the rationale for why the Adviser should not follow the Proxy Administrator’s recommendation, and (c) the identification of any potential conflicts between the Adviser and the advisory client with respect to the voting of a Proxy. Examples of conflicts of interest include situations where:

a.	The Adviser seeks to manage the assets of a company whose securities are held by an advisory client; and

b.
The Adviser or senior executives of the Adviser may have personal or other business relationships with participants in proxy contests, corporate directors, candidates for corporate directorships, or any other matter coming before shareholders – for example, an executive of the Adviser may have a spouse or other relative who serves as a director of a company or who is employed by the company.

2.	The completed Proxy Override Request Form is then submitted to the Committee for review and approval. The Committee must approve the override request for it to be implemented.

a.
The Committee will review the override request and supporting documentation to determine whether the requested override is in the best interests of the advisory client holding the Proxy and review for any potential conflicts of interest.

b.
An override request may be approved by the Committee if it believes any potential conflicts of interest do not outweigh the business rationale for the override or the Proxy Administrator’s determination is already being overridden.

3.
If the Committee approves the request to override the Proxy Administrator’s recommendation, the Committee will memorialize the approval on the Proxy Override Request Form and communicate the revised voting instruction to the Proxy Administrator.

4.
The Committee will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, and supporting documentation with the records of the Committee and in accordance with the recordkeeping requirements contained herein.

VII.       Recordkeeping
The Adviser shall make and retain the following documentation:

1.	All proxy voting policies and procedures;
2.	A copy of each proxy statement it receives regarding advisory client securities1;
3.	A record of each vote cast by the Adviser (or its designee) on behalf of an advisory client;
4.
A record of all oral and a copy of all written communications received and memoranda or similar documents created by the Adviser that were material to making a decision on voting advisory client securities; and

5.	A record of each advisory client’s request for proxy voting information and the Adviser’s response, including the date of the request, the name of the advisory client and date.

All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include the Proxy Administrator’s offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

VIII.       Review of Policy
The Committee shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

1 If necessary, the Adviser will normally have access to such proxy statements through the Securities and Exchange Commission’s website, www.sec.gov. Similarly, the Proxy Administrator will retain records of each vote cast on behalf of Adviser clients.

PROXY OVERRIDE REQUEST FORM

Date:

Company:

Date of Proxy:

Date of Meeting:

Person Requesting Override:

Is the Company or one of its affiliates a client or actively solicited prospective client of the Adviser?

No:

Yes: (identify and explain):

Other Potential Conflicts:

Did anyone contact the Adviser to change its vote?

No:

Yes (identify and explain)

Override vote for:

All client accounts holding a Company proxy; or

Specific accounts (identify):

Please override ISS’s recommendation and vote the following resolutions as indicated (attach additional sheets of paper if more space is needed).

Resolution:

Rationale:

Approval:

Date:

(Note:  attach a record of all oral, and a copy of all written, communications received and memoranda or similar documents created that were material to making a decision on the resolution in question.)

FIRSTHAND FUNDS
STATEMENT OF ADDITIONAL INFORMATION

April 30, 2012

TECHNOLOGY LEADERS FUND (TLFQX)

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus for the Fund dated April 30, 2012 (the “Prospectus”), as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at P.O. Box 9836 Providence, RI 02940-8036, by calling Firsthand Funds toll-free at 1.888.884.2675, or by visiting our website at www.firsthandfunds.com. Financial statements for the Fund for the fiscal year ended December 31, 2011, as contained in the Annual Report to Shareholders, are incorporated herein by this reference. Firsthand Funds’ Annual Report and Semi-Annual Report are available, free of charge, upon request, by calling the toll-free number shown above.

THE TRUST	2
DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS	2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS	10
INVESTMENT RESTRICTIONS	12
TRUSTEES AND OFFICERS	13
PROXY VOTING POLICIES	18
DISCLOSURE OF PORTFOLIO HOLDINGS	18
CODE OF ETHICS	20
PORTFOLIO MANAGER	20
INVESTMENT ADVISORY AND OTHER SERVICES	22
THE DISTRIBUTOR	23
SECURITIES TRANSACTIONS	24
PORTFOLIO TURNOVER	25
PURCHASE, REDEMPTION, AND PRICING OF SHARES	25
TAXES	26
PRINCIPAL SECURITY HOLDERS	30
CUSTODIAN	31
LEGAL COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
BNY MELLON GLOBAL INVESTMENT SERVICING (U.S.) INC.	31
FINANCIAL STATEMENTS	32
APPENDIX A – FIRSTHAND FUNDS PROXY VOTING POLICIES AND PROCEDURES	33
APPENDIX B – FIRSTHAND CAPITAL MANAGEMENT, INC. PROXY VOTING POLICIES AND PROCEDURES	36

THE TRUST

Firsthand Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was formed on November 8, 1993. Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. As of the date of this SAI, the Trust offers shares of three series, Firsthand Technology Opportunities Fund (named Firsthand e-Commerce Fund before May 1, 2010), Firsthand Alternative Energy Fund and Firsthand Technology Leaders Fund. Disclosure relevant to the Firsthand Technology Leaders Fund (the “Fund”) is contained in this SAI. Effective as of December 14, 2011, the Fund is closed to new investors. In May 2012, the Fund will seek shareholder approval to reorganize into the Firsthand Technology Opportunities Fund. The Fund is non-diversified and has its own investment objective and policies.

The shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual Funds, except on matters where a separate vote is required by the 1940 Act, or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund. Each share of a Fund is entitled to its pro rata portion of such distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of a Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Trust (or of any Fund or class) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the applicable Fund or class) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund or class) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund or class).

DEBT SECURITIES.  The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that, in the opinion of Firsthand Capital Management, Inc., the Fund’s investment adviser (the “Investment Adviser”), offer long-term capital appreciation possibilities because of the timing of such investments. The Fund

2

intends that no more than 35% of its total assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise, unless the Investment Adviser nonetheless expects the potential for capital gains (because, e.g., the debt obligations are convertible into equity securities).

The Fund’s investments in debt securities may consist of investment grade securities rated BBB or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), as well as unrated securities. Below investment-grade securities have speculative characteristics, and changes in economic conditions or other circumstances are likely to lead to a weakened capacity to pay principal and interest compared to higher-grade securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s or in unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. Therefore, repurchase agreements are treated as loans. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers that are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New

3

York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities. The Fund does not currently use repurchase agreements.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the custodian in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. The Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to the Fund’s own advisory and administrative fees.

WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment in the warrant).

FOREIGN SECURITIES. Subject to the Fund’s investment policies and quality standards, the  Fund may invest in the securities of foreign issuers. Because the Fund may invest in foreign securities, an investment in a Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments; expropriation or nationalization of assets;

4

restrictions on foreign investments and repatriation of capital; imposition of high (and potentially confiscatory) levels of foreign taxation, including foreign taxes withheld at the source; currency blockage (which would prevent cash from being brought back to the United States); and the difficulty of enforcing legal rights outside the United States.

OPTIONS. The Fund may buy and sell put and call options. Such options may relate to particular securities or indices, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. THe Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by the Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date.

Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the portfolio manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

In addition, put and call options may be used for income-generation purposes.  For example, if a portfolio manager believes that the stock price of a high-quality company that the Fund is interested in acquiring is more likely to rise than fall, the manager may write a put option on the stock, securing the premium paid as income to the Fund, and taking the calculated risk that he may be forced to own shares of the company at the strike price. Similarly, if a portfolio manager believes that the price of a stock the Fund owns is likely to remain the same or fall, the manager may write a call option on the stock, securing the premium paid as income to the Fund, and taking the calculated risk that the Fund may have to sell its shares at the strike price if the stock price rises.

Currently, the Fund does not intend to invest more than 10% of the value of their net assets in options transactions, and therefore it will not constitute a principal investment strategy. However, the Fund may commit up to 30% of its net assets to option strategies.

Purchasing Put and Call Options.  The Fund may purchase put and call options. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices, among others. The Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at

5

the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option (plus related transaction costs) if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.  The Fund may write (i.e., sell) put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. The Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. In addition, if the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

Currently, it is contemplated that the Fund will write only “covered” put and call options, and not “naked” call options. A call option written by a Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” below.

6

A put option written by the Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Options Positions” below.

OTC Options.  The Fund may engage in over-the-counter (“OTC”) options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor options to their needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Asset Coverage for Options Positions.  The Fund will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Additional Risks of Options
Market Risk.  Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Market risk is the primary risk associated with derivative transactions, such as options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk.  Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Liquidity of Options and Futures Contracts.  The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option contract at any

7

particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options positions could also be impaired.

BORROWING. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund may pledge its assets in connection with borrowings. While the Fund’s borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities. However, the Fund does not use reverse repurchase agreement.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes the Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund’s custodian in an amount equal to or greater than the market value of the loaned securities. The Fund will limit loans of its portfolio securities to no more than 30% of the Fund’s total assets. It is expected that the Fund will commit substantially less than 30% of their total assets to loans of portfolio securities.

For lending its securities, the Fund receives from the borrower one or more of (a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). The Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the “Code”), and must permit a Fund to reacquire loaned securities in time to vote on any important matter.

8

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets (determined at the time of the acquisition) in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of such securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices due to reduced market demand for restricted securities. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede a public offering of these securities and the mutual fund may experience difficulty satisfying redemption requirements due to delays or impediments discussed above.

In addition, the Fund may invest in illiquid securities that are venture capital investments. Such securities are extremely difficult to price for a variety of reasons. Because those securities are rarely traded, even among institutional investors, a reliable arms-length price often is not available as a pricing benchmark. Pricing of such a security is based on the Investment Adviser’s analysis of its fair value. This is a highly subjective measure and will likely vary from the valuation accorded to the same security by other investors. Furthermore, the value of illiquid securities of private companies depends heavily on the complex legal rights attached to the securities themselves that are very difficult to evaluate and that, oftentimes, are different even among investors of the same company.

Furthermore, while the Investment Adviser frequently monitors each private equity investment to assess when to fair value such securities, it is possible that a delay may occur between the time when an event that may necessitate a repricing occurs and the time the Investment Adviser is informed of that event. Delays in repricing can also arise due to the time it takes the Investment Adviser to conduct its pricing analysis and for the Pricing Committee to convene, deliberate and decide on a final pricing decision.

Due to the inherent imprecision of pricing of illiquid securities and the variation of factors that might cause a repricing event, the Investment Adviser does not attempt to reprice based on a fixed time schedule, but, rather, reprices usually when material events, sufficient to warrant a repricing, have occurred. Even the determination of the occurrence of an event that necessitates a repricing is a subjective matter.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Adviser and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in a Fund’s portfolio.

9

INVESTING IN OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies and currently intend to limit their investments in securities issued by other investment companies in accordance with the limitations set forth in the 1940 Act, which requires that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of any of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

As a shareholder of another investment company, the Fund would bear along with other shareholders, its pro rata portion of the investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with their own operations.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY’S AND STANDARD & POOR’S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS. THE FUND MAY ALSO INVEST IN BONDS RATED BELOW THESE LEVELS AND UNRATED BONDS.

MOODY’S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

10

STANDARD & POOR’S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY’S AND STANDARD & POOR’S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS. THE FUND MAY ALSO INVEST IN PREFERRED STOCKS RATED BELOW THESE LEVELS AND UNRATED PREFERRED STOCKS.

MOODY’S

Aaa - An issue that is rated Aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
Aa - An issue that is rated Aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A - An issue that is rated A is considered to be an upper-medium-grade preferred stock. Although risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa - An issue that is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR’S

AAA - This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

11

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions than preferred stocks in higher-rated categories.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund shall not:

1.
Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

2.	Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3.	Purchase or sell commodities or commodity contracts, including futures contracts, except that the Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

4.
Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund’s total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund’s total assets.

5.	Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

6.
Borrow money from banks except for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of a Fund’s total assets at the time any borrowing is made. While the Fund’s borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

7.	Purchase or sell puts and call options on securities, except that the Fund may purchase and sell puts and calls on stocks and stock indices.

8.	Make short sales.

9.	Participate on a joint or joint-and-several basis in any securities trading account.

12

10.	Purchase the securities of any other investment company except in compliance with the 1940 Act.

The Fund shall not issue senior securities, except as permitted by its investment objective, policies, and restrictions, and except as permitted by the 1940 Act and rules, regulations, and interpretations of the Securities and Exchange Commission (“SEC”). The following transactions, for example, are among activities that are currently permitted by the 1940 Act and will not be deemed to be senior securities: (1) the making of time or demand deposits with banks, (b) the issuance of additional series or classes of securities that the Board of Trustees may establish, (c) the Fund’s futures, options and forward transactions that are fully collateralized with liquid assets, and (d) to the extent consistent with the 1940 Act and the applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales.

In addition, the Fund has adopted a fundamental policy of concentrating its investments in certain  industries,  as set forth in the table below:

Fund	Industries of Concentration
Firsthand Technology Leaders Fund	Computer Computer peripheral Internet Mass Storage Device Semiconductor Software Telecommunications

The Fund has also adopted the non-fundamental investment restrictions set forth below. These restrictions may be changed by the affirmative vote of a majority of the Trustees.

1.	Under normal circumstances the Firsthand Technology Leaders Fund will invest at least 80% of its net assets in high-technology companies.

2.	The Fund will provide 60 days’ notice to its shareholders prior to changing its 80% policy set forth above.

3.	The Fund will not hypothecate, mortgage, or pledge more than one-third of their respective assets.

4.
The Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities.

With respect to the percentages adopted by the Fund as maximum limitations on the Fund’s investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of a change in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

13

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust. The Declaration of Trust has been filed with the SEC and is available upon request from the Trust. Pursuant to the Declaration of Trust, the Trustees have elected officers including a president, secretary, treasurer, and chief compliance officer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Information about the Trustees and officers of the Trust is set forth in the following table.

Name, Year of Birth, Positions(s) Held With the Trust and Address	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex*** Overseen by Trustee	Other Trusteeships Held by Trustees
Disinterested Trustees:
Greg Burglin (1960) Trustee 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	Four	None**
Rodney D. Yee (1960) Trustee 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2010
Mr. Yee is Chief Operating Officer, Chief Financial Officer and Treasurer of ASA Gold and Precious Metals Limited (a closed-end investment company traded on the NYSE) from 2010 to present; Chief Operating Officer and Chief Compliance Officer of CCM Partners (an investment adviser) from 2005 to 2010.
			Four	None**
Interested Trustee:
Kevin Landis(2) (1961) Trustee/President 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 1994
Mr. Landis is President and Chief Investment Officer of FCM since 2009; President and Chief Executive Officer of Firsthand Funds since 1994; Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Leaders Fund from 1997 to 2011, and of Firsthand Technology Opportunities Fund since 1999.
			Four	Two**±

14

Officers*:
Nicholas P. Petredis (1951) Chief Compliance Officer 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2008	Mr. Petredis has been a principal of Petredis Law Offices from 1993 to present. He was Managing Director and Senior Counsel of Firsthand Capital Management, Inc. from 2000 to 2001.	N/A	N/A
Kevin Landis (1961) President and Secretary 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2009
Mr. Landis is President and Chief Investment Officer of FCM since 2009; President and Chief Executive Officer of Firsthand Funds since 1994; Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Leaders Fund from 1997 to 2011, and of Firsthand Technology Opportunities Fund since 1999.
			N/A	N/A
Omar Billawala (1961) Treasurer 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2011
Mr. Billawala has been the Chief Operating Officer of Firsthand Capital Management, Inc. since 2011. From 2009 to 2011, he was the President of a similarly named company (Firsthand Capital Management, Inc.) (“old FCM”). From 1999 to 2009 he was the Chief Operating Officer of the old FCM.
			N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.
**
Messrs. Burglin and Landis each served as a Trustee of Black Pearl Funds, a registered investment company, from its inception in September, 2005 through its liquidation in August, 2008. Messrs. Burglin, Yee and Landis each serve as a Director of Firsthand Technology Value Fund, Inc., a closed-end investment company that has elected to be treated as a “business development company” under the Investment Company Act of 1940.

***
The Fund Complex consists of the Technology Opportunities Fund, the Alternative Energy Fund, the Technology Leaders Fund and the Technology Value Fund, Inc. Effective as of December 14, 2011, the Technology Leaders Fund is closed to new investors. In May 2012, Technology Leaders Fund will seek shareholder approval to reorganize into the Technology Opportunities Fund.

±	Mr. Landis also currently sits on the board of directors for one private company: Silicon Genesis Corp.
(1)	Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.
(2)	Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.

As of December 31, 2011, none of the disinterested Trustees had any ownership of securities of the Investment Adviser, ALPS Distributors, Inc. (the “Distributor”), or any affiliated person of the Investment Adviser or Distributor.

15

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the Trust as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies
Interested Trustee:
Kevin Landis		Over $100,000
Firsthand Technology Leaders Fund	Over $100,000

Disinterested Trustees:
Greg Burglin		None
Firsthand Technology Leaders Fund	None

Rodney D. Yee		None
Firsthand Technology Leaders Fund	None

TRUSTEE COMPENSATION

For the Year Ended December 31, 2011

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Total Compensation From Fund and Fund Complex Paid to Trustees
Interested Trustee:
Kevin M. Landis, Trustee/President	None	None	None
Disinterested Trustees:
Greg Burglin	$7,900	None	$7,900
Rodney Yee	$7,900	None	$7,900

STANDING COMMITTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of matters of importance to disinterested Trustees, the Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, a Nominating Committee, and a Pricing Committee.

The Audit Committee is composed of all the disinterested Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function, and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor’s key personnel

16

involved in the foregoing activities and monitors the auditor’s independence. During the fiscal year ended December 31, 2011, the Audit Committee held two meetings.

The Nominating Committee is composed of all the disinterested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either interested persons or disinterested persons of the Trust. The Trust does not have a formal policy for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2011, the Nominating Committee did not meet.

The Pricing Committee is composed of (i) at least one disinterested Trustee, (ii) any two officers of the Trust, and (iii) the principal portfolio manager for the Fund that holds the security or securities being valued. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31, 2011, the Pricing Committee held five meetings.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board of Trustees (“Board”) oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Trust’s Investment Adviser, the Portfolio Manager, the Distributor, Administrator, Sub-Administrator, Custodian, and Transfer Agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of any Fund’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Pricing Committee, as discussed above. Two out of three Trustees of the Trust are Independent Trustees and each of the Audit and Nominating Committee is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman and Chief Executive Officer of Firsthand Capital Management, Inc. (“Firsthand Capital Management”). The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. In developing its structure, the

17

Board has determined that the function and composition of the Audit, Nominating and Pricing Committees are appropriate means to provide effective oversight on behalf of Fund shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Board receives periodic reports on compliance and operational risks as well as reports from the Chief Compliance Officer on risks. The Audit Committee also meets periodically with the Adviser and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function and operational and business risks issues. The full Board receives reports from the Adviser and the Portfolio Manager as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board has delegated the day-to-day activities of the Fund to the Adviser and other service providers and maintains risk management oversight. However, even thought this practice could mitigate the identified risks, it would not be able to eliminate all risks. Not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of a Fund or the Adviser, its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes and Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has either served on the board for another mutual fund trust affiliated with the Adviser: Black Pearl Funds or otherwise has mutual fund industry experience. In addition, in their service to the Trust, they have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board of Trustees is reviewed.

PROXY VOTING POLICIES

Proxy voting policies and procedures for the Trust and the Investment Adviser are attached to this SAI as Appendix A and Appendix B, respectively.

Information regarding how the Investment Adviser voted proxies during the one-year period ended June 30th is available by calling 1.888.884.2675. The Fund’s voting record is also available on the Fund’s website at www.firsthandfunds.com/proxy and on the SEC’s website at http://www.sec.gov.

18

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Fund. No information concerning the portfolio holdings of the Fund may be disclosed to any third party (including individual investors, institutional investors, intermediaries, third-party service providers to the Investment Adviser or the Fund, rating and ranking organizations, and affiliated persons of the Fund or the Investment Adviser) unless such disclosure is compliant with the Policy. The Policy is overseen by the Fund’s Chief Compliance Officer (“CCO”) and provides that the Fund will disclose its holdings on the Trust’s website www.firsthandfunds.com per the following schedule:

	Disclosure Frequency	Disclosure Delay
Full Portfolio for the Fund	Quarterly	45 days
Top 10 Holdings for the Fund	Quarterly	45 days
Portfolio Statistics (e.g., total net assets, number of holdings, market capitalization, R2 and beta)	Quarterly	45 days

The Fund periodically discloses portfolio holdings on a confidential basis to service providers that require such information in connection with their performance of services for the Fund. Such service providers include, among others, the Investment Adviser, administrator, sub-administrator, fund accountant, underwriter/distributor, transfer agent, outside auditors, and legal counsel. Such service providers may receive the information on a real-time or delayed basis, depending on the type of services they perform for the Fund. In addition, the Fund may distribute portfolio holdings to mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses, provided that each such third party signs a confidentiality agreement and agrees not to disseminate the portfolio holdings to third parties likely to trade on this information. In addition, the Fund, the Investment Adviser, or their affiliates may disclose portfolio holdings that have already been made public on the Fund’s website or SEC filing in marketing literature or to the media, brokers, or other interested persons.

The Policy is designed to ensure that disclosure of information regarding the Fund’s portfolio holdings is in the best interests of shareholders, including any potential conflicts of interest between the Fund’s shareholders and the Investment Adviser, principal underwriter, or affiliated person thereof. The Board of Trustees has authorized the senior officers of the Fund and the senior officers of the Investment Adviser to disclose portfolio holdings in conformity with such procedures. In the event a material issue, conflict of interest, or other exception to the Policy is identified, the CCO will address the matter and report to the Board of Trustees at their next regular quarterly meeting.

The Policy may not be waived, and exceptions cannot be made to allow disclosure of nonpublic portfolio information, without the consent of the Investment Adviser’s Chief Compliance Officer or the Trust’s Chief Executive Officer or Chief Legal Officer, in cases that they deem necessary or appropriate. All waivers or exceptions made relating to the Fund will be disclosed to the Trust’s Board

19

of Trustees no later than its next regularly scheduled quarterly meeting. Furthermore, nobody is allowed to accept compensation in connection with disclosure of nonpublic portfolio information.

CODE OF ETHICS

The Trust and the Investment Adviser have adopted a joint code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. The code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the code of ethics prohibits access persons from purchasing or selling securities that may be purchased or held by the Fund unless certain conditions are satisfied. For purposes of the code of ethics, an access person means (i) a director, a trustee, or an officer of the fund or an investment adviser; (ii) any employee of the fund or investment adviser (or any company in a control relationship to a fund or an investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or an investment adviser who obtains information concerning recommendations made to the fund regarding the purchase or sale of securities. The Portfolio manager and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments, and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities that are eligible for purchase by the Fund. The code of ethics for the Trust and the Investment Adviser is on public file with, and is available from, the SEC.

The principal underwriter has adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”). The Code of Ethics permits Fund personnel to invest in securities for their own accounts and are on file with, and available from, the SEC.

PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY INVESTMENT ADVISER OF FIRSTHAND FUNDS

Firsthand Capital Management, Inc.

The following tables provide information about the registered investment companies and other pooled investment vehicles and accounts managed by the Investment Adviser as of December 31, 2011.

Other Accounts Managed – Total
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kevin Landis	2	$183 million	None	$0	None	$0

20

Other Accounts Managed – Of Total listed above, those for which advisory fee is based on performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kevin Landis	1	$84 million	None	$0	None	$0

POTENTIAL CONFLICTS OF INTEREST
Firsthand Capital Management, Inc.
Firsthand Capital Management, Inc.’s portfolio managers are responsible for portfolios in several different investment styles and investment accounts, including mutual funds, hedge funds, and separate accounts. Each portfolio manager makes investment decisions for his portfolio based on that portfolio’s investment objectives, strategies, and policies. However, because of differences in investment objectives, strategies, and restrictions, account size, and fee structure (performance-based vs. fixed), conflicts of interest may exist. As a result, a portfolio manager may purchase securities for one portfolio and not another and may, in fact, purchase a security for one portfolio while appropriately selling the same security for another portfolio. In addition, some of these portfolios have fee structures that result in higher fees than those paid by the Fund to Firsthand Capital Management.

Firsthand Capital Management’s objective is to provide the same high-quality investment services to all clients, while meeting our fiduciary obligations to treat all clients fairly. Firsthand Capital Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts that may arise from managing multiple accounts for multiple clients. Firsthand monitors a variety of areas, including compliance with the firm’s Code of Ethics, trade and IPO allocation, and compliance with the Fund’s objective, policies, and procedures.

COMPENSATION
Firsthand Capital Management, Inc.
Compensation for portfolio managers and members of the portfolio management team contains both fixed and variable components. The fixed component consists of a competitive salary and benefits. The variable component consists of periodic bonuses, which are based on the portfolio manager’s or team member’s investment performance (both individually and as part of a team), and qualitative elements such as teamwork, compliance, effort, and quality of research. The annual bonus pool for portfolio managers and other investment professionals is determined by the Investment Adviser and is based on the overall performance of its managed portfolios, the overall performance of the company, and assets under management. Individuals who do not carry portfolio manager titles, such as analysts who are members of a portfolio management team, may receive portfolio management bonuses in addition to other bonuses not related to portfolio management.

DISCLOSURE OF SECURITIES OWNERSHIP
The table below sets forth the amount of shares beneficially owned by the portfolio manager in the Fund as of December 31, 2011, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

21

Portfolio Manager	Technology Leaders Fund
Kevin Landis	$100,001 - $500,000

INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc. (formerly called “SiVest Group, Inc.”) (hereinafter referred to as the “Investment Adviser”, “Firsthand Capital Management” or “FCM”), 150 Almaden Blvd., Suite 1250, San Jose, California 95113, is registered as an investment adviser with the SEC. The Investment Adviser is controlled by Kevin M. Landis. From August 9, 2009, FCM serves as the Investment Adviser. From 1994 to August 3, 2009, another investment adviser with an identical name (Firsthand Capital Management, Inc.)(“old FCM”) was the investment adviser to each series of the Trust.

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Adviser, the Investment Adviser shall provide the Fund with investment research, advice, management, and supervision and shall manage the investment and reinvestment of the assets of the Fund consistent with the Fund’s investment objective, policies, and limitations.

Prior to August 3, 2009, pursuant to the Advisory Agreement for Firsthand Technology Leaders Fund, the Fund paid to old FCM, as the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement required the old FCM to waive fees and/or, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

Under the Administration Agreement, the Fund’s Administrator assumed responsibility for payment of all of the Fund’s operating expenses excluding certain expenses, for example, brokerage and commission expenses, short sale expenses, litigation costs, and any extraordinary and non-recurring expenses. The Advisory Agreement continues from year to year, provided that its continuance is approved at least annually by the Board and the disinterested trustees.

Effective August 3, 2009, pursuant to the Advisory Agreement for Firsthand Technology Leaders Fund, the Fund pays to FCM as the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.40% of its average daily net assets. The Advisory Agreement requires FCM to waive fees and/or, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses to 1.85% of its average net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion.

Under the Administration Agreement, the Fund’s Administrator has assumed responsibility for payment of all of the Fund’s operating expenses excluding certain expenses, for example, brokerage and commission expenses, short sale expenses, litigation costs, and any extraordinary and non-recurring expenses. The Advisory Agreement continues from year to year, provided that its continuance is approved at least annually by the Board and the disinterested trustees.

For the fiscal years ended December 31, 2011, 2010, and 2009, Firsthand Technology Leaders Fund paid advisory fees of $448,997; $502,574; and $493,053, respectively.

22

By its terms, the Advisory Agreement with Firsthand Capital Management remains in force for one year initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. At each quarterly meeting of the Board of Trustees, the Board reviews the performance information and nature of services provided by the Investment Adviser.

The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser for the Fund wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Fund. Pursuant to the Administration Agreement, the Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Fund’s security transactions and the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement for Firsthand Technology Leaders Fund, the Fund pays to the Investment Adviser, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. The compensation payable under the Administration Agreement to the Investment Adviser in each year shall be reduced by the amount of compensation paid by the Trust during such year to the disinterested Trustees for their services.

For the fiscal years ended December 31, 2011, 2010, and 2009, Firsthand Technology Leaders Fund paid administrative fees of $144,320; $161,541; and $152,655, respectively.

The Administration Agreement may be terminated by the Trust at any time, on 60 days’ written notice to the Investment Adviser, without penalty, either (a) by vote of the Board of Trustees or (b) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Adviser on 60 days’ written notice to the Trust.

THE DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, serves as principal underwriter for the Trust pursuant to a distribution agreement (“Distribution Agreement”). Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that it will continue in effect for two years initially and from year-to-year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

23

The Distribution Agreement may be terminated on 60 days’ notice, without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

SECURITIES TRANSACTIONS

The Investment Adviser furnishes advice and recommendations with respect to the Fund’s portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Fund’s portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

Subject to approval and review by the Board and the Trust’s soft-dollar policy and procedures then in effect, the Investment Adviser may direct the Fund’s portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with “soft dollars.”

The Investment Adviser will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser’s other investment accounts. The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the “third market” (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund’s own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

Firsthand Technology Leaders Fund paid brokerage commissions of $48,742; $46,053; and $22,755 during the fiscal years ended December 31, 2011, 2010, and 2009, respectively.

24

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could reduce the Fund’s returns. High portfolio turnover can also result in adverse tax consequences to the Fund’s shareholders. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES. Properly completed orders for shares that are received by Shareholder Services prior to the close of business on the New York Stock Exchange (the “NYSE”) are priced at the net asset value per share computed as of the close of the regular session of trading on the NYSE on that day. Properly completed orders received after the close of the NYSE, or on a day the NYSE is not open for trading, are priced at the net asset value at the close of the NYSE on the next day on which the NYSE is open for trading.

As stated in the current Prospectus for the Fund, under the “Orders Through Your Broker” section, the Trust has authorized brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. Shareholder Services will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. A customer order placed through an authorized broker or the broker’s authorized designee will be priced at the Fund’s net asset value next computed after the order is accepted by the broker or the broker’s designee.

The Distributor has entered into an agreement, on behalf of the Trust, with each so-called “financial intermediary” (typically, a broker-dealer, bank or retirement plan administrator) that holds shares of the Fund in its name rather than the name of the ultimate beneficial shareholder. Under that agreement, the financial intermediary is required to provide certain information to the Fund and the Distributor about the identity of, and transactions effected by, the underlying shareholder upon request. Normally, the Fund or the Distributor would request that information if disruptive or short-term trading is suspected. The agreement also requires the financial intermediary, upon the request of the Fund or the Distributor, to refuse to execute purchases or exchanges by a shareholder believed to have engaged in such disruptive trading.

REDEMPTION OF SHARES. The payment of a redemption may not be postponed for more than seven calendar days after the receipt of a shareholder’s redemption request is made in accordance with the procedures set forth in the “Exchanging and Selling Shares” section of the Prospectus, (and the right of redemption may not be suspended), except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closing) or during which the SEC determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably

25

practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (c) for any other period that the SEC may by order permit for your protection.

When you request a redemption, the Trust will redeem all or any portion of your shares of the Fund in accordance with the procedures set forth in the “Exchanging and Selling Shares” section of the Prospectus.

CALCULATION OF SHARE PRICE. The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 P.M., Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. Because a Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see “Pricing of Fund Shares” in the Prospectus.

TAXES

The Trust intends to continue to qualify the Fund as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the Internal Revenue Service (“IRS”) may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to the Fund’s principal business of investing in stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year:  (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net

26

short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

A 4% nondeductible excise tax will be imposed on the Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12-month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

Under the Code, the Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Fund, and thus the use of this method may be subject to IRS scrutiny.

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by the Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if:  (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91 day period beginning 45

27

days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Current federal income tax law provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. The Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.)  Furthermore, an individual Fund shareholder can only treat the Fund distribution designated as qualified dividend income as such if he or she has held the Fund shares producing the distribution for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the Fund may incur the tax and interest charges described above in some instances.

28

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds te Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code’s rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, an exchange, a redemption, or a repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells or exchanges shares of the Fund that he or she has held for less than six months and on which he or she has received distributions of capital gains (unless otherwise disallowed), any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. These loss disallowance rules do not apply to losses realized under a periodic redemption plan. Any loss realized on the disposition of shares of the Fund will be disallowed by the “wash sale” rules to the extent the disposed shares are replaced (including through the receipt of additional shares through reinvested

29

distributions) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, U.S. shareholders will be subject to “back-up” withholding on their income, and, potentially, capital gain dividends and redemption proceeds, attributable to their shares of the Fund.

Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.

Prospective shareholders should be aware that the investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Fund could be required at times to liquidate investments prematurely in order to satisfy the Fund’s minimum distribution requirements.

Legislation passed by Congress in 2008 requires funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, a Fund will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Fund. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state, and local taxes to an investment in the Fund.

PRINCIPAL SECURITY HOLDERS

As of April 2, 2012, the following persons owned of record or beneficially 5% or more of the shares of the Fund:

30

NAME AND ADDRESS	% OWNERSHIP
CHARLES SCHWAB CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	27.89%
NATIONAL FINANCIAL SERVICES CORP. 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	19.63%
AMERITRADE INC. PO BOX 2226 OMAHA, NE 68103-2226	7.42%

For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Fund generally would be able to cast the deciding vote.

As of April 2, 2012, the Trustees and officers of the Trust, as a group, beneficially owned 1.51% of Firsthand Technology Leaders Fund.

CUSTODIAN

The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286, is the Custodian for the Fund’s investments. BNY Mellon acts as the Fund’s depository, safe-keeping the portfolio securities, collecting all income and other payments with respect to the Fund, disbursing funds as instructed, and maintaining records in connection with its duties.

LEGAL COUNSEL AND INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The law firm of Paul Hastings LLP, 55 Second Street, San Francisco, CA 94105, acts as legal counsel for the Trust.

The firm of Tait, Weller & Baker LLP is the Trust’s independent registered public accounting firm. Tait, Weller & Baker LLP performs an annual audit of the Trust’s financial statements and advises the Trust as to certain accounting matters.

BNY MELLON GLOBAL INVESTMENT SERVICING (U.S.) INC.

BNY Mellon (formerly, PNC Global Investment Servicing (U.S.) Inc.), 4400 Computer Drive, Westborough, Massachusetts 01581 provides sub-administrative and accounting services to the Fund. For the performance of sub-administrative and accounting services, the Investment Adviser pays an asset-based fee computed daily and paid monthly. For the fiscal years ended December 31, 2011, 2010 and 2009, BNY Mellon received $188,211; $235,061; and $26,711 for these services from the Investment Adviser. Prior to November 23, 2009, Citi Fund Services Ohio, Inc. (“Citi”) (the Trust’s former service provider) received $268,082 for sub-administrative and accounting services from the Investment Adviser at that time. BNY Mellon also performs transfer agent services for the Fund. For

31

the performance of these transfer agent services, the Investment Adviser pays BNY Mellon per-account fees for each shareholder account and certain other related fees.

FINANCIAL STATEMENTS

Financial statements for Firsthand Technology Leaders Fund for the fiscal year ended December 31, 2011 as contained in the Firsthand Funds’ Annual Report to Shareholders, are incorporated herein by reference.

32

APPENDIX A

FIRSTHAND FUNDS
PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of Firsthand Funds (the “Trust”) has determined that it is in the best interests of the Trust and its respective series (each, a “Fund” and collectively, the “Funds”) for the Trust to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I.          Policy
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Firsthand Capital Management, Inc. (the “Adviser”) as a part of the Adviser’s general management of the Funds’ portfolios, subject to the Board’s continuing oversight. The Board of Trustees of the Trust (the “Board”) hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II.        Fiduciary Duty
The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.       Procedures
The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trust at least annually. Such voting record information shall be in a form acceptable to the Trust and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trust and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest1, the Adviser shall submit a

1
As it is used in this document, the term “conflict of interest” refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter’s or Adviser’s independence of judgment and action with respect to the voting of the proxy.

33

separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund’s principal underwriter or Adviser and the applicable Fund’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trust that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trust of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.       Revocation
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.        Annual Filing
The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.       Disclosures
A. The Trust shall include in its registration statement:

1.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

34

2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.      Review of Policy
The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

35

APPENDIX B

FIRSTHAND CAPITAL MANAGEMENT, INCORPORATED
PROXY VOTING POLICIES AND PROCEDURES

I.          Introduction
The following shall represent the proxy voting policies and procedures of Firsthand Capital Management, Inc. (the “Adviser”) with respect to the voting of shares owned by advisory clients on the relevant record dates over which it has discretionary voting authority (“Proxies”).

II.        Duty of the Adviser And General Policy
The right to vote Proxies with respect to portfolio securities held by an advisory client is an asset of the client. The Adviser, to which authority to vote on behalf of the advisory client is delegated, shall act as a fiduciary of such client. Decisions regarding the voting of Proxies shall be made solely in the best interest of the advisory client considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a Proxy vote and without regard to its own self interest or that of its affiliates. The exclusive purpose shall be to provide benefits to the advisory client by considering those factors that affect the value of the security with respect to which a Proxy is issued. With respect to potential conflicts of interest, the Adviser will vote proxies in accordance with the Adviser’s predetermined policies and guidelines.

The Adviser has adopted the following guidelines to provide a framework within which the Proxies will be voted.
III.       Proxy Voting Guidelines
As a general rule the Adviser shall cause the Proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. The Adviser shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the advisory client and, therefore, provide reasons for voting against management.

1.	Voting rights shall be exercised on all decisions that the Adviser has determined have a material effect on the value of the security.

2.	Voting rights shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and longer-term consequences.

3.	Voting rights shall be exercised to give the greatest benefit to the advisory client. This includes considering the advisory client’s existing rights and ability to participate in corporate decisions.

IV.       Proxy Committee
The Proxy Committee (the “Committee”) meets as needed to administer the Adviser’s proxy review and voting process and to revise and update the policies as new issues arise. The Committee may cause the Adviser to retain one or more vendors to review, monitor and recommend how to vote Proxies in a manner substantially consistent with the policies and then ensure such Proxies are voted

36

on a timely basis. The Committee is comprised of two members of the Adviser’s portfolio management and research departments.

V.         Procedures
1.
As described above, the Adviser may designate a third party agent to recommend votes and/or cast such votes on behalf of the advisory client (the “Proxy Administrator”). If the Adviser has engaged a Proxy Administrator, then the Proxy Administrator shall recommend the vote to be cast with respect to each Proxy proposal and forward in a timely manner to the Committee a report summarizing the proposal and how the Proxy Administrator intends to vote. At least annually, the Committee will review the Proxy Administrator’s proxy voting guidelines to confirm that they are consistent with the Adviser’s policies and procedures.

2.
The Committee shall review each report forwarded by the Proxy Administrator, if applicable, and may direct changes to be made. The Committee will promptly communicate to the Proxy Administrator the Committee’s views on the Proxy Administrator’s recommendation.

3.	In the event that the Committee does not object to the voting method proposed by the Proxy Administrator, the matters shall be voted as proposed.

4.	In the event that the Committee objects to the voting method proposed by the Proxy Administrator, the matters shall be voted as described below under Section VI.

5.
The Committee shall monitor implementation of Proxy voting and, in the event that the Adviser has retained a Proxy Administrator, the Committee shall monitor the performance of the Proxy Administrator.

6.	If the Adviser does not retain a Proxy Administrator, then the Adviser shall designate one or more of its employees to recommend specific Proxy votes and policies.

VI.       Overriding the Proxy Administrator’s Recommendations
From time to time, a portfolio manager, an analyst or other member of the Committee may disagree with the Proxy Administrator’s recommendation on how to vote Proxies for one or more resolutions. All requests to change a vote must be given to a member of the Committee for independent review by the Committee. Following receipt of such request, the Committee shall follow the following process:

1.
Complete a Proxy Override Request Form which contains (a) information regarding the resolution in question, (b) the rationale for why the Adviser should not follow the Proxy Administrator’s recommendation, and (c) the identification of any potential conflicts between the Adviser and the advisory client with respect to the voting of a Proxy. Examples of conflicts of interest include situations where:

a.	The Adviser seeks to manage the assets of a company whose securities are held by an advisory client; and

b.
The Adviser or senior executives of the Adviser may have personal or other business relationships with participants in proxy contests, corporate directors, candidates for corporate directorships, or any other matter coming before

37

shareholders – for example, an executive of the Adviser may have a spouse or other relative who serves as a director of a company or who is employed by the company.

2.	The completed Proxy Override Request Form is then submitted to the Committee for review and approval. The Committee must approve the override request for it to be implemented.

a.
The Committee will review the override request and supporting documentation to determine whether the requested override is in the best interests of the advisory client holding the Proxy and review for any potential conflicts of interest.

b.
An override request may be approved by the Committee if it believes any potential conflicts of interest do not outweigh the business rationale for the override or the Proxy Administrator’s determination is already being overridden.

3.
If the Committee approves the request to override the Proxy Administrator’s recommendation, the Committee will memorialize the approval on the Proxy Override Request Form and communicate the revised voting instruction to the Proxy Administrator.

4.
The Committee will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, and supporting documentation with the records of the Committee and in accordance with the recordkeeping requirements contained herein.

VII.      Recordkeeping
The Adviser shall make and retain the following documentation:

1.	All proxy voting policies and procedures;
2.	A copy of each proxy statement it receives regarding advisory client securities1;
3.	A record of each vote cast by the Adviser (or its designee) on behalf of an advisory client;
4.
A record of all oral and a copy of all written communications received and memoranda or similar documents created by the Adviser that were material to making a decision on voting advisory client securities; and

5.	A record of each advisory client’s request for proxy voting information and the Adviser’s response, including the date of the request, the name of the advisory client and date.

All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include the Proxy Administrator’s offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

VIII.    Review of Policy
The Committee shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

1 If necessary, the Adviser will normally have access to such proxy statements through the Securities and Exchange Commission’s website, www.sec.gov. Similarly, the Proxy Administrator will retain records of each vote cast on behalf of Adviser clients.

38

PROXY OVERRIDE REQUEST FORM

Date:

Company:

Date of Proxy:

Date of Meeting:

Person Requesting Override:

Is the Company or one of its affiliates a client or actively solicited prospective client of the Adviser?

No:

Yes: (identify and explain):

Other Potential Conflicts:

Did anyone contact the Adviser to change its vote?

No:

Yes (identify and explain)

Override vote for:

All client accounts holding a Company proxy; or

Specific accounts (identify):

39

Please override ISS’s recommendation and vote the following resolutions as indicated (attach additional sheets of paper if more space is needed).

Resolution:

Rationale:

Approval:

Date:

(Note:  attach a record of all oral, and a copy of all written, communications received and memoranda or similar documents created that were material to making a decision on the resolution in question.)

40

PART C

Other Information

Note: Effective January 1, 2012, the Registrant’s Investment Adviser changed its name to Firsthand Capital Management, Inc. (formerly, SiVest Group, Inc.)  All references herein to SiVest Group, Inc. should be referred to as Firsthand Capital Management, Inc.

Item 28.  Exhibits.

(a)	Declaration of Trust.

(i)
Declaration of Trust as adopted on November 11, 1993 – Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission (the “SEC”) on May 11, 1999 (“Post-Effective Amendment No. 7”).

(ii) Amendment to Declaration of Trust as adopted on February 14, 1998 – Incorporated by reference to Post-Effective Amendment No. 7.

(iii)
Amendment to Declaration of Trust as adopted on August 11, 2001 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed with the SEC on December 3, 2001 (“Post-Effective Amendment No. 20”).

(b)	Bylaws.

(i)
Amended By-Laws as adopted on February 7, 2004 – Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed with the SEC on April 29, 2004. (“Post-Effective Amendment No. 27”).

(c)	Instruments Defining Rights of Security Holders - Incorporated by reference to the Declaration of Trust and By-Laws.

(d)	Investment Advisory Agreement.

(i)
Master Investment Advisory Agreement between Registrant and SiVest Group, Inc., dated November 9, 2009 with respect to Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund and Firsthand Alternative Energy Fund – Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement as filed with the SEC on February 26, 2010 (“Post-Effective Amendment No. 41”).

(e)	Distribution Agreement.

(i)
Distribution Agreement between Registrant and ALPS Distributors, Inc. dated September 30, 2005 – Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement as filed with the SEC on April 29, 2008 (“Post-Effective Amendment No. 38”).

(ii) Addendum to the Distribution Agreement between Registrant and ALPS Distributors, Inc., dated April 9, 2007 – Incorporated by reference to Post-Effective Amendment No. 38.

(iii) Assignment of Distribution Agreement between Registrant and ALPS Distributors, Inc. dated November 1, 2011 – Filed herewith.

(f)	Bonus or Profit Sharing Contracts - Not Applicable.

(g)	Custody Agreement.

	(i)	Custodian Services Agreement between Registrant and PFPC Trust Company, dated July 8, 2005 – Incorporated by reference to Post-Effective Amendment No. 29.

(a)
Form of Notice of Assignment of Custodian Services Agreement between Registrant and PFPC Trust Company, dated July 8, 2005, to The Bank of New York Mellon – Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration as filed on April 29, 2011 (“Post-Effective Amendment No. 43”).

	(ii)	Foreign Custodian Services Agreement among Registrant, Citibank N. A. and PFPC Trust Company, dated July 8, 2005 – Incorporated by reference to Post-Effective Amendment No. 38.

(a)
Amendment to Exhibit A of the Foreign Custodian Services Agreement among Registrant, Citibank N.A. and PFPC Trust Company – Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement as filed with the SEC on April 30, 2009. (“Post-Effective Amendment No. 40”)

(iii)
Foreign Custodian Services Agreement between Registrant and The Bank of New York Mellon dated February 18, 2011 – Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement as filed on April 29, 2011 (“Post-Effective Amendment No. 43”).

(h)	Other Material Contracts.

	(i)	Administration Agreement between Registrant and SiVest Group, Inc., dated August 3, 2009 – Incorporated by reference to Post-Effective Amendment No. 41.

(ii)
Sub-Administration and Accounting Services Agreement among Registrant, PNC Global Investment Servicing (U.S.) Inc.** and SiVest Group, Inc. dated November 21, 2009 – Incorporated by reference to Post-Effective Amendment No. 41.

	(iii)	Transfer Agency Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc.** dated November 21, 2009 – Incorporated by reference to Post-Effective Amendment No. 41.

	(iv)	FIN 48 Tax Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc.** dated November 21, 2009 – Incorporated by reference to Post-Effective Amendment No. 41.

**Effective July 1, 2010, Bank of New York Mellon Corporation purchased PNC Global Investment Servicing Inc. and its subsidiaries, including PNC Global Investment Servicing (U.S.) Inc., the Registrant’s sub-administrator, fund accounting and transfer agent, from The PNC Financial Services Group, Inc.  Also effective July 1, 2010, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (U.S.) Inc.

(i)	Legal Opinion and Consent of Counsel – Filed herewith.

(j)	Consent of Independent Public Accountant – Filed herewith.

(k)	Omitted Financial Statements – Not Applicable.

(l)	Agreement Relating to Initial Capital.

	(i)	Agreement Relating to Initial Capital – Incorporated by reference to Post-Effective Amendment No. 1.

(m)	Rule 12b-1 Plans - Not Applicable.

(n)	Amended and Restated Rule 18f-3 Plan – Incorporated by reference to Post-Effective Amendment No. 22.

(o)	Reserved – Not Applicable.

(p)	Codes of Ethics.

(i) Code of Ethics for SiVest Group, Inc. and Registrant dated July 30, 2009 – Incorporated by reference to Post-Effective Amendment No. 41.

(ii)
Code of Ethics for ALPS Distributors, Inc., dated May 1, 2010 – Incorporated by reference to the Registrant’s Registration Statement filed with the SEC on April 30, 2010 (“Post-Effective Amendment No. 42”).

Item 29.  Persons Controlled by or Under Common Control with Registrant.

None

Item 30.  Indemnification.

Under section 3817(a) of the Delaware Statutory Trust Act, a Delaware statutory trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of the Registrant pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the “1940 Act”) and 1940 Act Release Number 7221 (June 9, 1972) and Number 11330 (September 2, 1980).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the SEC, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the SEC is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Indemnification provisions exist in the Master Investment Advisory Agreement, the Investment Advisory Agreement, the Administration Agreement and the Distribution Agreement that are substantially identical to those in the Declaration of Trust noted above.

The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Trust, its Trustees and officers, and its Investment Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.  Business and Other Connections of the Investment Adviser.

Information relating to the business and other connections of the Investment Adviser listed below and each director, officer or partner of such manager, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, are hereby incorporated by reference to the Investment Adviser’s current Form ADV, as filed with the SEC, as follows:

Firsthand Capital Management, Inc.	SEC FILE NO. 801-70365

Item 32.  Principal Underwriters.

(a)  ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, Ameristock Mutual Fund, Inc., Arbitrage Funds, AQR Funds, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Columbia ETF Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, The Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds,  Drexel Hamilton Investment Partners LLC, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, GLG Investment Series Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, db-X Exchange-Traded Funds Inc., Trust for Professional Managers, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

 (b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Thomas A. Carter	President, Director	None
Jeremy O. May	Executive Vice President, Director	None
Diana M. Adams	Senior Vice President, Controller, Treasurer	None
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director-Investments	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Tané T. Tyler	Senior Vice President, Secretary, General Counsel	None
Erin Douglas	Vice President, Senior Associate Counsel	None
JoEllen Legg	Vice President, Senior Associate Counsel	None

Paul F. Leone	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Associate Counsel	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)    Not Applicable.

Item 33.  Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the Rules promulgated thereunder, will be maintained as follows:

The Investment Adviser – Firsthand Capital Management, Inc., 150 Almaden Blvd., Suite 1250, San Jose, CA 95113;

The Administrator –  Firsthand Capital Management, Inc.,150 Almaden Blvd., Suite 1250, San Jose, CA 95113 and  BNY Mellon Global Investment Servicing (U.S.) Inc., 201 Washington Street 34th Floor, Boston, MA 02108;

The Investment Accounting Records – BNY Mellon Global Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, MA 01581;

The Transfer Agent – BNY Mellon Global Investment Servicing (U.S.) Inc., P.O. Box 9836, Providence, RI 02940-8036;

The Custodian – The Bank of New York Mellon, One Wall Street, New York, NY 10286; and

The Distributor – ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on the 27th day of April, 2012.

FIRSTHAND FUNDS

By:	/s/ Kevin Landis
Kevin Landis, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signatures	Title	Date

*	Trustee	April 27, 2012
Greg Burglin

*	Trustee	April 27, 2012
Rodney Yee

/s/ Kevin Landis	Chairman of the Board of Trustees	April 27, 2012
Kevin Landis

/s/ Omar Billawala	Treasurer (Principal Financial Officer and	April 27, 2012
Omar Billawala	Principal Accounting Officer)

* By:	/s/ Kevin Landis
Kevin Landis, attorney-in-fact pursuant to powers of attorney

Exhibit List

(e)	Assignment of Distribution Agreement

(i)	Legal Opinion and Consent of Counsel

(j)	Consent of Independent Public Accountants